EXHIBIT 10.1

PURCHASE AND SALE AGREEMENT
THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is hereby made and entered into as of April 28, 2017 (the “Effective Date”) by and between PAC ENCLAVE AT VISTA RIDGE, LLC, a Delaware limited liability company (“Seller”), and STEADFAST ASSET HOLDINGS, INC., a California corporation (“Purchaser”).
In consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:
1.
PURCHASE AND SALE
1.1    Purchase and Sale. Subject to the terms and conditions of this Agreement, Seller hereby agrees to sell and convey to Purchaser, and Purchaser hereby agrees to purchase from Seller, all of the following described property (herein collectively called the “Property”):
(a)    Land. That certain tract of land (the “Land”) located at 2701 MacArthur Boulevard, Lewisville, Texas 75067, being more particularly described on Exhibit “A” attached hereto and made a part hereof.
(b)    Easements. All easements, if any, benefiting the Land or the Improvements (as defined in Section 1.1(d) of this Agreement).
(c)    Rights and Appurtenances. All rights and appurtenances pertaining to the Land, including any right, title and interest of Seller in and to adjacent streets, alleys or rights-of‑way.
(d)    Improvements. All structures buildings and other improvements (the “Improvements”) in and on the Land, consisting of a total of 300 rental apartment units and related office(s) and amenities, collectively known as the Enclave at Vista Ridge Apartments.
(e)    Leases. Seller’s interest as landlord under all leases or other occupancy agreements set forth on Exhibit “L” and other leases or occupancy agreements entered into after the Effective Date pursuant to the terms of this Agreement (collectively, and including all amendments thereto, the “Space Leases”) of space in the Property to which Seller or its management agent is a party (if any), and all refundable tenant security deposits , pet deposits and other deposits (collectively, the “Deposits”), if any, held by Seller on the Closing Date (as defined in Section 6.1 of this Agreement).
(f)    Tangible Personal Property. All appliances, fixtures, equipment, machinery, furniture, carpet, drapes and other personal property, if any, owned by Seller and located on or about the Land and the Improvements or used in connection with or arising out of the ownership, management or operation thereof (the “Tangible Personal Property”), including, without limitation, those items of personal property set forth on Exhibit “J” attached hereto.

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(g)    Contracts. Seller’s interest (to the extent the same is assignable) under the Contracts (as defined in Section 4.1.2 of this Agreement) to which Seller is a party, if any, other than the Rejected Contracts (as defined hereinafter).
(h)    Intangible Property. All intangible property (the “Intangible Property”), if any, owned by Seller and pertaining to the Land, the Improvements, or the Tangible Personal Property, including, without limitation, any telephone and facsimile numbers, trade names, logos, all plans, drawings, specifications, surveys, engineering reports and other technical information with respect to the Improvements, all warranties from third parties in connection with the Improvements or Tangible Personal Property, and all licensee and permits held by or on behalf of Seller in connection with the Land, Improvements and Tangible Personal Property.
Included in the Property shall be any and all the foregoing items in which any affiliate of Seller has any right, title or interest, to the extent the same is used solely in connection with the Real Property or Improvements, unless otherwise expressly agreed to by Purchaser; it being understood and agreed that Seller shall cause such affiliate to convey the same to Purchaser at Closing.
1.2    Excluded Property. The following items shall be and hereby are excluded from the property to be conveyed and/or transferred hereunder:
(a)    Insurance Policies and Proceeds. Seller’s interest under any and all insurance policies held by or on behalf of Seller, and proceeds payable thereunder, except as may be expressly set forth in Section 7.2 below.
(b)    Management Software. Seller’s management software program.
(c)    Utility Deposits. All utility and other similar deposits of Seller relating to the Property, but not including the Deposits.
(d)    Bonus Payments. All upfront bonus payments paid or payable under the Contracts.
(e)    Rebates. All rebates, credits, refunds and/or reimbursements that at any time on or prior to the Closing Date are paid or payable in respect of the ownership and/or operation of the Property.
(f)    Website. Any internet website and associated domain names maintained by Seller and/or any affiliate of Seller, whether with respect to the Property or otherwise.
(g)    Other.    All contracts between Seller and any law firm, accounting firm, property manager or broker.

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2.
PURCHASE PRICE
2.1    Purchase Price. The purchase price (the “Purchase Price”) for the Property shall be FORTY FOUR MILLION AND 00/100 DOLLARS ($44,000,000.00). The balance of the Purchase Price, after calculating the adjustments, credits and prorations as set forth in this Agreement, shall be paid by Purchaser to Seller at the Closing (as defined in Section 6.1 below) by wire transfer of immediately available funds to the Escrow Agent (as hereinafter defined) not later than 1 p.m. Eastern Daylight Time on the Pre-Closing Date (as hereinafter defined) in accordance with wire transfer instructions to be provided by the Escrow Agent.
3.
EARNEST MONEY
3.1    Earnest Money. Purchaser shall deliver to Heritage Title Company of Austin, Inc., as agent for First American Title Insurance Company or for Fidelity National Title Company (“Escrow Agent” and “Title Company”), no later than two (2) business days after the Effective Date, an earnest money deposit (the “Deposit”) in the amount of FOUR HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($450,000.00). Within one (1) business day after the date of expiration of the Inspection Period (as hereinafter defined), Purchaser shall pay an additional earnest money deposit (the “Additional Deposit”) in the amount of FOUR HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($450,000.00) to Escrow Agent. The Deposit and, if and when made, the Additional Deposit and all interest accrued thereon is referred to herein as the “Earnest Money.” After the expiration of the Inspection Period, all Earnest Money deposited with the Escrow Agent, including, without limitation, the Additional Deposit, shall be non-refundable in all events except in the event that Purchaser terminates this Agreement and is entitled to a refund of the Earnest Money under any of the terms of this Agreement. In the event the sale of the Property is consummated under this Agreement, the Earnest Money shall be paid to Seller and applied as a credit against the Purchase Price at Closing. At Purchaser’s discretion, Escrow Agent shall place the Earnest Money in one or more government insured interest-bearing accounts satisfactory to Seller and Purchaser (which shall have no penalty for early withdrawal), and shall not commingle the Earnest Money with any funds of Escrow Agent or any other person or entity. In the event of a termination of this Agreement by either Seller or Purchaser for any reason other than pursuant to Section 4.1.1 (upon which the Earnest Money shall be returned to Purchaser within one (1) business Day), Escrow Agent is authorized to deliver the Earnest Money to the party hereto entitled to same pursuant to the terms hereof on or before the tenth (10th) business day following receipt by Escrow Agent and the non-terminating party of written notice of such termination from the terminating party, unless the other party hereto notifies Escrow Agent that it disputes the right of the other party to receive the Earnest Money. In such event, Escrow Agent may either disburse the Earnest Money in accordance with a jointly executed instruction letter from Seller and Purchaser or, if no such instruction letter is received within ten (10) business days after the Escrow Agent’s receipt of the original letter identifying the dispute, interplead the Earnest Money into a court of competent jurisdiction in the county in which the Earnest Money has been deposited. All attorneys’ fees and costs and Escrow Agent’s costs and expenses incurred in connection with such interpleader shall be assessed against the party that is not awarded the Earnest Money, or if the Earnest Money is distributed in part to both parties, then in the inverse proportion of such distribution.

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4.
CONDITIONS TO CLOSING
4.1    Due Diligence Deliveries. To the extent not previously provided to the Purchaser, Seller shall deliver to Purchaser copies of the due diligence items set forth on Exhibit “B” attached hereto (collectively, the “Due Diligence Items”) within three (3) days after the Effective Date. All documents and materials will be provided in electronic form (e.g., by email, drop box or thumb drive), except to the extent that doing so is impractical with respect to specific limited materials (e.g., Space Leases and plans and specifications) due to the size or number thereof, in which case the documents and materials will be provided at the Property and available for copying by Purchaser.
4.1.1    Inspection Period. During the period commencing on the Effective Date and expiring at 5:00 p.m. (in Atlanta, Georgia) on May 5, 2017 (the “Inspection Period”), the following matters shall be conditions precedent to Purchaser’s obligations under this Agreement:
(a)    Purchaser’s being satisfied in Purchaser’s sole discretion that the Property is suitable for Purchaser’s intended uses; and
(b)    Purchaser’s being satisfied, in Purchaser’s sole discretion, with the items delivered to Purchaser pursuant to Section 4.1 above.
In the event that Purchaser notifies Seller and Escrow Agent in writing on or before the expiration of the Inspection Period that Purchaser elects to terminate the transaction contemplated by this Agreement, for any or no reason, then this Agreement shall terminate, whereupon the Deposit and any interest earned with respect thereto shall be refunded to Purchaser, except for One Hundred ($100.00) Dollars of the Deposit which shall be paid to Seller in consideration of entering into this Agreement, and this Agreement shall be of no further force or effect with Purchaser and Seller having no further rights, obligation or liability hereunder except for such obligations which by their terms expressly survive the termination of this Agreement (the “Surviving Obligations”). In the event Purchaser does not deliver written notice terminating the transaction contemplated by this Agreement on or before the expiration of the Inspection Period, then the transaction contemplated by this Agreement shall proceed and all Earnest Money shall be non-refundable in all events except as otherwise provided in this Agreement.

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4.1.2    Contracts. Attached hereto as Exhibit “K” and incorporated herein is a list of all service contracts, equipment leases and maintenance contracts currently affecting the Property or the leasing, advertising, management, operation, maintenance or repair thereof (including without limitation all warranties and guarantees thereunder) other than the property management agreement (collectively, the “Contracts”). Purchaser agrees to assume all of the Contracts at Closing which are not Rejected Contracts (as hereinafter defined), and Purchaser shall notify Seller in writing prior to the expiration of the Inspection Period in the event Purchaser desires to have any of the Contracts canceled by Seller at Closing (the “Rejected Contracts”). Seller hereby agrees to send cancellation notices with respect to the Rejected Contracts not later than the Closing Date so long as the Rejected Contracts, by their terms, are terminable without payment of a fee or penalty (unless Purchaser agrees to pay such fee or penalty on the Closing Date); failing which, Purchaser shall be obligated to assume such Rejected Contracts at Closing. Seller shall cooperate with Purchaser, both before and after the Closing Date, to obtain any approvals or consents required to assign any Contracts to Purchaser, including, without limitation, sending requests for such approvals or consents to the party or parties whose consent or approval is required. If Seller fails to timely send any such request for approval or consent, Purchaser may do so in Seller’s name. Seller’s obligations under this Section 4.1.2 shall survive Closing for a period of three (3) months. Notwithstanding anything in this Agreement to the contrary, Purchaser shall have no obligation to assume any obligation under any Contract for reimbursement of any amounts paid prior to the Closing Date upon termination of said Contract, and, if Purchaser does assume such obligation, then Seller shall indemnify Purchaser with respect thereto (except to the extent that such termination is due to an affirmative act or omission of Purchaser resulting in a default under said Contract).

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4.1.3    Title Commitment.
(a)    Seller shall convey good and indefeasible title to the Property to Purchaser at Closing, subject only to the Permitted Encumbrances (as defined below). During the Inspection Period, Purchaser shall request and obtain from Title Company a commitment for a standard Owner's Policy of Title Insurance issued by Title Company (the “Title Commitment”), insuring good and indefeasible fee simple title to the Land, together with copies of all exceptions listed therein. Purchaser shall have until five (5) business days prior to the expiration of the Inspection Period to deliver to Seller written notice of Purchaser’s objections to title (the “Title Objection Letter”). Prior to, or concurrently with, notifying Seller of any objections to title, Purchaser shall endeavor in good faith to cause the Title Company to modify and update the Title Commitment to reflect its requested corrections and revisions. Seller shall have the right, but not the obligation, to cure Purchaser’s objections to title; subject, however, to Seller’s obligation to remove all Mortgages and Monetary Liens (each as defined below) and items described in Section 4.1.3(b)(i) by Closing, as further described in Section 4.1.3(b) below, whether or not Purchaser objects thereto. Seller shall notify Purchaser in writing within three (3) business days following Seller’s receipt of the Title Objection Letter concerning which title objections, if any, Seller has agreed to cure. In the event that Seller does not undertake to cure all of the objections in the Title Objection Letter to Purchaser’s sole satisfaction (or does not timely respond to the Title Objection Letter), then Purchaser shall have until the end of the Inspection Period to either (i) waive any such title objection in writing and proceed to Closing (in which event such waived title objection shall be deemed to be Permitted Encumbrance), or (ii) terminate this Agreement, in which event the Earnest Money shall be delivered to Purchaser upon written notice to Seller and Escrow Agent, and neither party shall have any further obligation hereunder except for the Surviving Obligations. The term “Permitted Encumbrances” as used herein includes: (i) all exceptions and other title matters shown on the Title Commitment (as the same may be revised by the Title Company pursuant to the process set forth in this Section 4.1.3(a) above and pursuant to any subsequent updates thereof pursuant to Section 4.1.3(b) below, but expressly excluding any title matters that Seller is obligated to remove pursuant to the provisions of this Agreement or that Seller agrees to remove as part of the process described in this Section 4.1.3(a); (ii) the rights and interests of parties claiming under the Space Leases, as tenants only; and (iii) liens to secure taxes and assessments not yet due and payable; provided that Permitted Encumbrances shall not include (i) matters that Seller has either agreed to cure or is obligated to cure as provided in this Section 4.1.3(a), and (ii) matters that are removed by the Title Company from the Title Commitment prior to the expiration of the Inspection Period or from any pro forma policy provided by the Title Company to Purchaser or its counsel, or which the Title Company has otherwise agreed in writing prior to the expiration of the Inspection Period to remove from the Title Policy to be issued at the Closing.

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(b)    In the event that any update to the Title Commitment indicates the existence of any liens, encumbrances or other defects or exceptions (the “Unacceptable Encumbrances”) which are not shown in the initial Title Commitment and that are unacceptable to Purchaser, in its sole discretion, Purchaser shall within three (3) days after receipt of any such update to the Title Commitment notify Seller in writing of its objection to any such Unacceptable Encumbrance (the “Unacceptable Encumbrance Notice”). Notwithstanding anything to the contrary contained herein, Seller shall have no obligation to take any steps or bring any action or proceeding or otherwise to incur any expense whatsoever to eliminate or modify any of the Unacceptable Encumbrances; provided, however, that Seller shall, prior to Closing, eliminate by paying, bonding around or otherwise discharging (i) any Unacceptable Encumbrances that arise as a result of Seller’s acts or omissions, (ii) any mortgages, deeds of trust or deeds to secure debt that appear on the Title Commitment (the “Mortgages”), and (iii) all mechanics, judgment, tax and other monetary liens and encumbrances of liquidated amounts (excluding, however, current, non-delinquent taxes and assessments) affecting the Property which were caused or created by, through or under Seller (collectively, the “Monetary Liens”). In the event Seller is unable, unwilling or for any reason fails to eliminate or modify all of the Unacceptable Encumbrances to the sole satisfaction of Purchaser (other than the Unacceptable Encumbrances, Mortgages, Monetary Liens and other items required to be removed by Seller in accordance with the preceding sentence or previously agreed to be removed in accordance with this Section 4.1.3, the failure of which shall be a default by Seller entitling Purchaser to exercise its rights and remedies under Section 8.1), Purchaser may terminate this Agreement by delivering notice thereof in writing to Seller by the latest to occur of (x) the Closing Date, (y) three (3) days after Seller’s written notice to Purchaser of Seller’s intent to not cure one or more of such Unacceptable Encumbrances, or (z) ten (10) days after the Unacceptable Encumbrance Notice, in the event Seller does not timely respond thereto; provided, however, the Closing Date shall in no event be extended to allow for the running of the time periods described in the aforesaid clauses (y) and (z). Upon a termination of this Agreement pursuant to the immediately preceding sentence, upon prior written notice to Seller and Escrow Agent, the Earnest Money shall be delivered to Purchaser, and neither party shall have any further obligation hereunder except for the Surviving Obligations.
4.1.4    Survey. During the Inspection Period, Purchaser, at its sole expense, may elect to obtain a current ALTA/ACSM Land Title Survey of the Property or an update of any existing survey delivered by Seller to Purchaser pursuant to Section 4.1 above (the “Survey”). Purchaser shall have until five (5) business days prior to the expiration of the Inspection Period to deliver to Seller written notice of Purchaser’s objections to the Survey (the “Survey Comment Letter”). Seller shall have the right, but not the obligation, to address Purchaser’s objections to the Survey. Seller shall notify Purchaser in writing within three (3) business days following Seller’s receipt of the Survey Comment Letter concerning which objections to the Survey, if any, Seller has agreed to cure. In the event that Seller does not undertake to address all of the comments in the Survey Comment Letter to Purchaser’s sole satisfaction (or does not timely respond to the Survey Comment Letter), then Purchaser shall have until the end of the Inspection Period to either (i) waive any such Survey objection in writing and proceed to Closing (in which event such waived Survey objection shall be deemed to be a Permitted Encumbrance), or (ii) terminate this Agreement, in which event the Earnest Money shall be delivered to Purchaser upon written notice to Seller and Escrow Agent, and neither party shall have any further obligation hereunder except for the Surviving Obligations.
4.2    Inspection.
(a)    Prior to the Closing, Purchaser, at its sole risk and expense, may conduct such tests and inspections of the Property as Purchaser deems appropriate at reasonable times during regular business hours, subject to the following limitations:

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(i)    such access shall be at reasonable times during regular business hours and Purchaser shall use commercially reasonable efforts to avoid interference with the operation of the Property or the rights of tenants;
(ii)    Purchaser shall coordinate with Seller and Seller’s property manager prior to and during each visit to the Property by any Purchaser’s Representatives (as hereinafter defined) and representatives of Seller may accompany Purchaser’s Representatives during each such visit;
(iii)    Purchaser’s Representatives shall not contact any tenant without Seller’s prior written consent (which consent may be given by e-mail) and Seller or its designated representative shall have the right to be present (whether telephonically or in person) during any conversations between Purchaser and any tenant;
(iv)    Seller or its designated representative shall have the right to (i) be present for any physical inspections or testing of the Property, and (ii) pre-approve any invasive or destructive testing of the Property;
(v)    Prior to such time as any Purchaser’s Representatives enter the Property, Purchaser shall provide to Seller certificates of insurance (including any endorsements necessary to provide the coverage required by this paragraph) as evidence of the following insurance policies covering the activities of Purchaser and each Purchaser’s Representative: (i) commercial general liability insurance (occurrence form) with limits of not less than $1,000,000 for each occurrence and $2,000,000 general aggregate; (ii) worker’s compensation and employer’s liability insurance with limits of not less than $1,000,000; and (iii) commercial automobile liability coverage having a combined single limit of $1,000,000 for each accident. Each commercial general liability policy and automobile liability policy shall be endorsed to name the following entities as additional insureds: Seller and Seller’s property manager. All referenced policies shall be endorsed to provide a waiver of subrogation with respect to Seller and all other entities to be named as additional insureds as set forth hereinabove. All insurance carriers must be authorized to do business in the State in which the Property is located and have a minimum A.M. Best rating of A- VII or, if not rated by A.M. Best, have an equivalent rating by Moody’s, Fitch, or Standard & Poor’s; and
(vi)    All due diligence shall be at Purchaser’s sole expense and shall be conducted in accordance with applicable laws, including without limitation, laws relating to worker safety and the proper disposal of discarded materials.
As used herein, “Purchaser’s Representatives” shall mean Purchaser and its potential lenders and their respective officers, directors, employees, agents, consultants, representatives and attorneys or any direct or indirect owner of any beneficial interest in Purchaser who conduct due diligence or are otherwise involved in the transaction.
(b)    Purchaser shall repair promptly any physical damage caused by its due diligence and shall immediately return the Property to the condition existing prior to Purchaser’s due diligence.

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(c)    Purchaser shall hold, and shall cause each of the other Purchaser’s Representatives and prospective investors in Purchaser to hold, in strict confidence and not disclose to any other person without the prior written consent of Seller: (i) the terms of any letter of intent or term sheet negotiated by the parties for the sale and purchase of the Property, (ii) any of the information in respect of the Property delivered or made available to any Purchaser’s Representatives, and (iii) the identity of any direct or indirect owner of any beneficial interest in Seller. In the event this Agreement is terminated, Purchaser shall promptly return to Seller or destroy all copies of documents containing any of such information without retaining any copy thereof or extract therefrom. Notwithstanding anything to the contrary hereinabove set forth, Purchaser may disclose such information (x) on a need-to-know basis to Purchaser’s Representatives, (y) as any governmental agency may require in order to comply with applicable laws, court order, governmental order or any other legal requirement of disclosure, and (z) to the extent that such information is a matter of public record or becomes generally available to the public other than as a result of the disclosure thereof by Purchaser. The provisions of this Section 4.2(c) shall survive any termination of this Agreement.
(d)    Except in connection with (i) the preparation of a so-called “Phase I” environmental report with respect to the Property, or (ii) obtaining a customary zoning compliance letter from applicable governmental authorities with respect to the Property (provided that the same may be obtained without an inspection of the Property by any governmental authority), or (iii) ascertaining the existing development rights or entitlements with respect to the Property, or (iv) inquiries to and obtaining information from any taxing authority, police, or fire department, Purchaser’s Representatives shall not contact any governmental official or representative regarding the Property without Seller’s prior written consent thereto, which consent shall not be unreasonably withheld, conditioned or delayed. In addition, if Seller consents to any such governmental contact, Seller shall be entitled to receive at least three (3) days prior written notice of the intended contact and to have a representative present (whether telephonically or in person) when any Purchaser’s Representatives has any such contact with any governmental official or representative.
(e)    Purchaser shall cause all Purchaser’s Representatives to be aware of this Agreement and the obligations of such parties hereunder.
(f)    Purchaser hereby agrees to indemnify, defend, and hold Seller and each of the other Seller Parties (as hereinafter defined) free and harmless from and against any and all conditions, losses, costs, damages, claims, liabilities, expenses, demands or obligations, of any kind or nature whatsoever (including reasonable attorneys’ fees, expenses and disbursements) (“Losses”) arising out of or resulting from (i) the breach of the terms of Section 4.2(c), or (ii) the entry on the Property and/or the conduct of any due diligence by any Purchaser’s Representatives; provided, however, that Purchaser’s obligations under this clause (a) shall not apply to any Losses arising out of or resulting from the mere discovery of a pre-existing environmental or physical condition at the Property so long as Purchaser’s Representatives do not exacerbate any such pre-existing conditions or arising solely out of or resulting solely from the gross negligence or willful misconduct of any of Seller Parties. The foregoing indemnity shall survive any termination of this Agreement.
(g)    As used herein, the term “Seller Parties” shall mean and include, collectively, (i) Seller; (ii) its counsel; (iii) Seller’s broker; (iv) Seller’s property manager; (v) any direct or indirect owner of any beneficial interest in Seller; (vi) any officer, director, employee, or agent of Seller, its counsel, Seller’s broker, Seller’s property manager or any direct or indirect owner of any beneficial interest in Seller; and (vii) any other entity or individual affiliated or related in any way to any of the foregoing.

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(h)    Purchaser, for itself and all of the other Purchaser’s Representatives, hereby waives and releases Seller and each of the Seller Parties from all claims resulting directly or indirectly from access to, entrance upon, or inspection of the Property by Purchaser’s Representatives, except to the extent caused solely by the gross negligence or willful misconduct of Seller. The provisions of this Section 4.2 shall survive the termination of this Agreement.
4.3    Purchaser’s Representations and Warranties. Purchaser represents and warrants to Seller as follows, all of which shall be remade on the Closing Date as a condition precedent to Seller’s obligation to close:
(a)    Purchaser is duly organized, validly existing and in good standing under the laws of the State of its formation, Purchaser has the full right, power and authority, without the joinder of any other person or entity, to enter into, execute and deliver this Agreement and to perform all duties and obligations imposed on Purchaser under this Agreement. This Agreement is a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms;
(b)    Neither the execution nor the delivery of this Agreement, nor the consummation of the purchase and sale contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement conflict with or will result in the breach of any of the terms, conditions, or provisions of any agreement or instrument to which Purchaser is a party or by which Purchaser or any of Purchaser’s assets is bound;
(c)    Both as of the Effective Date and the Closing Date, no bankruptcy, insolvency, rearrangement or similar action involving the Purchaser, whether voluntary or involuntary, is pending or, to Purchaser’s actual knowledge, threatened, and Purchaser has never filed a voluntary petition in bankruptcy; been adjudicated a bankrupt or insolvent or filed a petition or action seeking any reorganization, arrangement, recapitalization, readjustment, liquidation, dissolution or similar relief under any Federal bankruptcy act or any other laws; sought or acquiesced in the appointment of any trustee, receiver or liquidator of all or any substantial part of its assets, or made an assignment for the benefit of creditors or admitted in writing its inability to pay its debts generally as the same become due;
(d)    Purchaser is not now nor shall it be at any time prior to or at the Closing be, an individual, corporation, partnership, joint venture, association, joint stock company, trust, trustee, estate, limited liability company, unincorporated organization, real estate investment trust, government or any agency or political subdivision thereof, or any other form of entity (collectively, a “Person”) named in any executive orders or lists published by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) as Persons with whom a United States citizen may not transact business or must limit their interactions to types approved by OFAC;
(e)    Purchaser represents, warrants and covenants that it is not using the assets of any (i) “employee benefit plan” (within the meaning of Section 3(3) of  the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), (ii) “plan” (within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”)) or (iii) entity whose underlying assets include “plan assets” by reason of a plan’s investment in such entity, to fund its purchase of the Property under this Agreement.
Purchaser’s representations and warranties set forth in this Section 4.3 shall survive the Closing for a period of nine (9) months.

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4.4    Seller’s Representations and Warranties. Seller represents and warrants to Purchaser as follows, all of which shall be remade on the Closing Date as a condition precedent to Purchaser’s obligation to close:
(i)    Seller is duly organized, validly existing and in good standing under the laws of the State of its formation and is duly qualified and in good standing in the State in which the Real Property is located. Seller has the full right, power and authority, without the joinder of any other person or entity, to enter into, execute and deliver this Agreement and to perform all duties and obligations imposed on Seller under this Agreement, and neither the execution nor the delivery of this Agreement, nor the consummation of the purchase and sale contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement conflict with or will result in the breach of any of the terms, conditions, or provisions of any agreement or instrument to which Seller is a party or by which Seller or any of Seller’s assets is bound. This Agreement is a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms;
(ii)     Except as disclosed to Purchaser on Schedule 4.4(ii), there is no existing or pending litigation, arbitration or other legal or administrative suit, action, proceeding or investigation of any kind affecting or involving Seller or the Property other than routine dispossessory proceedings with respect to tenants in default under Space Leases (all of which have been fully described and disclosed to Purchaser in writing) and, to Seller’s actual knowledge, no such matter has been threatened in writing;
(iii)     To Seller’s actual knowledge, Seller has not received any written (i) notice, citation or other claim alleging violation of any applicable federal, state or local laws or any governmental requirements, or any Permitted Encumbrances, concerning the Property, which has not been fully remedied, with written evidence of the acceptance or approval of such remedy having been provided by the applicable governmental agency (and a copy thereof provided to Purchaser), or (ii) notice from any insurance broker, agent or underwriter that any noninsurable condition exists in, on or about the Real Property, Improvements or any part thereof.
(iv)     No bankruptcy, insolvency, rearrangement or similar action involving the Seller, whether voluntary or involuntary, is pending or, to Seller’s actual knowledge, threatened, and Seller has never filed a voluntary petition in bankruptcy; been adjudicated a bankrupt or insolvent or filed a petition or action seeking any reorganization, arrangement, recapitalization, readjustment, liquidation, dissolution or similar relief under any Federal bankruptcy act or any other laws; sought or acquiesced in the appointment of any trustee, receiver or liquidator of all or any substantial part of its properties, the Property, personal property or any portion thereof, or made an assignment for the benefit of creditors or admitted in writing its inability to pay its debts generally as the same become due;
(v)    To Seller’s actual knowledge, Seller has not received any written notice from any governmental authority regarding any change or proposed change to the zoning classification of the Land, any threatened on contemplated condemnation proceedings or proceedings to widen or realign any street or highway adjacent to the Land or that otherwise affects or could reasonably affect the Land or the Improvements;

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(vi)    Except as may be identified in any environmental reports delivered by Seller to Purchaser as a part of the Due Diligence Items, to Seller’s actual knowledge, Seller has not received any written notice that the Property is in violation of any federal, state, or local laws, ordinances or regulations applicable to the Property with respect to Hazardous Materials (as hereinafter defined) or toxic substances. Except for the foregoing, Seller makes no representations or warranties as to whether the Property contains asbestos, radon or any hazardous materials or harmful or toxic substances, or pertaining to the extent, location or nature of same, if any. Further, to the extent that Seller has provided Purchaser information from any inspection, engineering or environmental reports concerning asbestos, radon or any hazardous materials or harmful or toxic substances, Seller makes no representations or warranties with respect to the accuracy or completeness, methodology of preparation or otherwise concerning the contents of such reports;
(vii)    The list of the Contracts attached hereto as Exhibit “K” is complete in all material respects as of the date hereof, and there are no other service contracts, equipment leases or maintenance contracts currently affecting the Property or the leasing, advertising, management, operation, maintenance or repair thereof other than the property management agreement, which Seller shall cause to be terminated as of the Closing Date;
(viii)     To Seller’s actual knowledge, except for those tenants in possession of the Property under written Space Leases for space in the Property, as shown on the Rent Roll attached hereto as Exhibit “L” (the “Rent Roll”), there are no parties in possession of, or claiming any possession to, any portion of the Property, and the Rent Roll is true, correct and complete in all material respects as of the date set forth therein. Seller has, and will have at Closing, full authority to convey the Space Leases and all Deposits free and clear of all liens, encumbrances, security interests and adverse claims of any kind or nature whatsoever, other than liens, encumbrances and security interests that will be terminated at or prior to Closing:
(ix)    Except as set forth on the Rent Roll or disclosed in the Due Diligence Items delivered or made available to Purchaser, to Seller’s actual knowledge: (a) the Space Leases are in full force and effect, have not been amended or modified, and the full current rent is accruing thereunder, (b) no monthly rent has been paid more than one (1) month in advance (except as otherwise expressly permitted or required pursuant to the terms of the Space Lease), and (c) no concession, moving or relocation allowance or credit, or other payment or credit of any kind is presently owed, or will or could become due and payable, to any tenant under the Space Leases;
(x)    Subject to normal additions and replacements in the ordinary course of business of Seller, Seller is and will, on the Closing Date, be the owner of all the Tangible Personal Property scheduled on Exhibit “J” used in connection with the Property and has, and will have at Closing, full authority to convey the same free and clear of all liens, encumbrances, security interests and adverse claims of any kind or nature whatsoever, other than liens, encumbrances and security interests that will be terminated at or prior to Closing;
(xi)    Seller is not a “foreign person”, as that term is defined in Section 1445 of the Internal Revenue Code of 1986, as amended; and

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(xii)    Seller is not now nor shall it be at any time prior to or at the Closing an individual, corporation, partnership, joint venture, association, joint stock company, trust, trustee, estate, limited liability company, unincorporated organization, real estate investment trust, government or any agency or political subdivision thereof, or any other form of entity (collectively, a “Person”) named in any executive orders or lists published by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) as Persons with whom a United States citizen may not transact business or must limit their interactions to types approved by OFAC.
For purposes of this Agreement, all references to “Seller’s actual knowledge”, “the knowledge of Seller” or any similar reference shall be deemed to refer to the current actual knowledge of Chad Johnson, the Group Vice President of Preferred Residential Management, LLC, the current property manager of the Property, without any special investigation or inquiry. All of Seller’s foregoing representations and warranties expressly shall survive the Closing for a period of nine (9) months (the “Limitation Period”). Notwithstanding anything to the contrary contained in this Agreement, in the event that Purchaser or its agents, employees, or representatives obtains knowledge prior to Closing that any of Seller’s representations or warranties were untrue when made in any material respect, then (i) Purchaser shall be deemed to have knowledge thereof (herein, “Deemed Knowledge”), (ii) if Purchaser does not elect to exercise its termination right as a result thereto as provided in this Agreement, then such representation or warranty automatically and without further action shall be deemed to be qualified by such Deemed Knowledge, and (iii) Purchaser’s sole and exclusive remedy as a result thereof shall be to terminate this Agreement and receive a refund of the Earnest Money (thereby waiving any and all rights and remedies otherwise available to Purchaser with respect to such breach of which Purchaser has Deemed Knowledge), unless such misrepresentation is due to a change occurring after the Effective Date due to Seller’s (or its agents or affiliates) acts, omissions or breach of this Agreement , which shall constitute a default by Seller and Purchaser shall have the right to terminate and exercise all rights and remedies under Section 8.1, and thereafter, Purchaser and Seller shall have no further rights or obligations under this Agreement except for the Surviving Obligations. If, notwithstanding that Purchaser has Deemed Knowledge of any such matter, as aforesaid, Purchaser nevertheless elects to close the transaction contemplated by this Agreement, then Purchaser shall be deemed to have waived any and all rights and remedies otherwise available to Purchaser with respect to such breach of which Purchaser has Deemed Knowledge, which waiver expressly shall survive Closing. Seller’s liability for breach of any covenant, indemnity, representation or warranty with respect to this Agreement or any document executed by Seller (other than for prorations and costs under Section 6.3 or Section 6.4) shall be limited to claims in excess of an aggregate $10,000; provided, that if the aggregate of all such claims exceeds $10,000, Seller shall be liable for the full amount of such claims up to the maximum amount permitted pursuant to the immediately following sentence. Seller’s maximum aggregate liability for all claims arising out of Seller’s Representations and Warranties shall not exceed $500,000. Purchaser shall provide written notice to Seller prior to the expiration of the Limitation Period of any alleged breach of Seller’s Representations and Warranties and shall allow Seller ten (10) business days within which to cure such breach, if such breach is curable. If Seller fails to cure such breach after written notice and within such cure period, Purchaser’s sole remedy shall be an action at law for actual damages as a consequence thereof, which must be commenced, if at all, within the Limitation Period; provided that if within the Limitation Period Purchaser gives Seller written notice of such a breach and Seller notifies Purchaser of Seller’s commencement of a cure, commences to cure and thereafter terminates such cure effort, Purchaser shall have an additional time (up to twenty (20) days to allow for Seller’s cure period to fully lapse and thereafter take action) from the date of such termination within which to commence an action at law for damages as a consequence of Seller’s failure to cure. The Limitation Period referred to herein shall apply to known as well as unknown breaches of Seller’s Warranties. Purchaser specifically acknowledges that such termination of liability represents a material element of the consideration to Seller.

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5.
COVENANTS OF SELLER

5.1    Operation of Property. From the Effective Date through and including the Closing Date, Seller agrees to operate and maintain the Improvements in the normal course of business substantially in accordance with Seller's practices immediately prior to the Effective Date with respect to the Property, normal wear and tear excepted, including, without limitation, maintenance of substantially the same advertising and marketing programs for the Property in effect as of the Effective Date.

5.2    Third-Party Contracts. From the Effective Date through and including the Closing Date, Seller agrees to enter into only those third-party contracts which are necessary to carry out its obligations under Section 5.1 and which shall be cancellable on thirty (30) days written notice and without payment of any fee or penalty.

5.3    Leasing of Property. From the expiration of the Inspection Period through and including the Closing Date, Seller agrees not to enter into any new leases, or amend, terminate or accept the surrender of any existing tenancies, without the prior consent of Purchaser, provided, however, that any Space Leases that are either renewed on a month-to-month basis or are consistent with the current leasing practices of Seller as of the Effective Date, including, without limitation, current rental rates and concessions as of the Effective Date, shall be deemed to be automatically approved by Purchaser. Under no circumstance may Seller enter into any new Space Lease for a term of less than 6 months or more than 15 months. On the Closing Date, all apartment units at the Property which have become vacant more than five (5) business days prior to the Closing Date shall be in a rent-ready condition. An apartment unit shall be “rent-ready” if its condition is consistent with the condition of units currently being marketed to and accepted for rental by tenants at the Property. If an apartment unit is vacated more than five (5) business days prior to the Closing Date and is not in a rent-ready condition at Closing, Purchaser shall be entitled to a credit of Seven Hundred Fifty and No/100 Dollars ($750.00) for each such unit at Closing.

5.4    Insurance. From the Effective Date through and including the Closing Date, Seller agrees to keep the Property insured under its current policies against fire and other hazards covered by extended coverage endorsement and commercial general liability insurance against claims for bodily injury, death and property damage occurring in, on or about the Property, and to pay all premiums for such insurance prior to the applicable due dates.

5.5    Tangible Personal Property. Seller shall not remove any of the Tangible Personal Property which cost, in the aggregate, in excess of $500.00 except as may be required for necessary repair or replacement (provided that any replacement shall be of equal quality as existed at the time of removal) and, in the case of supplies, except for those items consumed in the ordinary course of business.

5.6    Leasing Commissions. As of the Closing Date, there shall be no leasing commissions payable by the “landlord” or “lessor” under any Space Lease, except as set forth on the Rent Roll or disclosed in the Due Diligence Items delivered or made available to Purchaser. All such leasing commissions shall be paid by Seller and any agreements relating to such leasing commissions shall be terminated by Seller at or prior to Closing.

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5.7    Encumbering the Property. From and after the Effective Date hereof, and until the Closing, or the earlier termination of this Agreement, Seller shall not sell, assign or create any right, title or interest whatsoever in and to the Property other than the Space Leases as addressed above, create or permit to exist any lien, easement, encumbrance or charge thereon without Purchaser’s prior written consent. Seller shall pay in a timely fashion all proper bills for labor or services for work performed for or on behalf of Seller with respect to the Property and obtain lien waivers for any lienable work.

5.8    Updated Information. Seller shall promptly (i) give written notice to Purchaser after Seller obtains any information indicating that any Hazardous Materials may be present or any release or threatened release of Hazardous Materials may have occurred in, on or under the Property (or any nearby real property which could migrate to the Property) or that any violation of any Environmental Laws may have occurred at the Property, (ii) furnish to Purchaser copies of all written communications received by Seller from any person or given by Seller to any person concerning any past or present release or threatened release of any Hazardous Materials in, on or under the Property (or any nearby real property which could migrate to the Property) or any past or present violation of any Environmental Laws at the Property, (iii) notify Purchaser in writing of any litigation, arbitration, condemnation or administrative hearing before any court or governmental agency concerning Seller or the Property that is instituted after the Effective Date, other than eviction or unlawful detainer actions that will be completed prior to Closing, and (iv) if required by Purchaser’s lender or in connection with Purchaser’s applicable committee approval, provide an updated Rent Roll within two (2) business days after Seller’s receipt of written request by Purchaser.

5.9    Proration Information. On or before three (3) days prior to the Closing Date, Seller shall provide to Purchaser all proration information through the Closing Date in accordance with Section 6.3.

6.
CLOSING
6.1    Closing. The closing of the transaction contemplated hereby (the “Closing”) shall be held through an escrow at the offices of the Escrow Agent, located at the address set forth in Section 9.1 hereof, on the May 18, 2017 (the “Closing Date”). Purchaser shall have the right to extend the Closing Date for one (1) period of up to twelve (12) days by delivering to Seller and Title Company notice of Purchaser’s election to extend and by depositing with Title Company an additional earnest money deposit (the “Extension Deposit”) in the amount of TWO HUNDRED THOUSAND AND 00/100 DOLLARS ($200,000.00), such notice and Extension Deposit to be delivered on or before five (5) days prior to the Closing Date; provided, however, the Closing Date, as it may be extended, shall in no event be later than May 30, 2017. The Extension Deposit shall, when deposited, become part of the Earnest Money in all respects. Purchaser acknowledges that Seller shall defease its existing financing secured by the Property and agrees to cause a wire transfer of the Purchase Price (as adjusted hereunder) in immediately available funds to the account of the Escrow Agent for the benefit of Seller on or before not later than 1 p.m. Eastern Daylight Time on the day immediately preceding the Closing Date (the “Pre-Closing Date”) in accordance with wire transfer instructions to be provided by the Escrow Agent, it being agreed that the transaction shall be not be deemed consummated until the parties authorize Closing on the actual Closing Date. Purchaser shall receive a credit toward the Purchase Price equal to one (1) day of interest at four percent (4%) per annum on the Purchase Price.
6.2    Possession. Possession of the Property shall be delivered to Purchaser at the Closing, subject only to tenants in possession under the Space Leases, as set forth on the Rent Roll delivered at Closing and the Permitted Encumbrances.

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6.3    Proration. The following items shall be prorated at Closing: (i) collected rents, other collected amounts payable by the tenants under the Space Leases, and all other collected income with respect to the Property for the month in which the Closing occurs, (ii) real estate and personal property taxes and other assessments with respect to the Property for the year in which the Closing occurs, and (iii) all operating expenses relating to the operation of the Property other than amounts under Rejected Contracts or under the property management agreement and other items not customarily prorated in similar transactions, with Purchaser receiving the benefits and burdens of ownership on the Closing Date. If permitted by the applicable utility providers, utilities shall be canceled by Seller and reestablished in Purchaser’s name on the Closing Date; otherwise, utilities shall be prorated between Seller and Purchaser at Closing, with such proration to be readjusted at such time as final utility bills become available. Any amounts unpaid under the Contracts which Purchaser elects or is obligated to assume at Closing shall be prorated between Seller and Purchaser at Closing. If accurate allocations cannot be made at Closing because current bills are not obtainable, Seller and Purchaser shall allocate such income or expenses at Closing on the best available information, subject to adjustment upon receipt of the final bill or other evidence of the applicable income or expense. The obligations of the parties under this Section 6.3 with respect to operating expenses relating to the ownership and operation of the Property shall survive for a period of ninety (90) days after the Closing Date.
(a)    Subsequent to the Closing, if any previously delinquent rents and other income are received by Purchaser, all such amounts shall be applied in the following order: (i) first to rent due for the month or months following the month in which Closing occurs to keep rent current, (ii) next, to delinquent rent due for the month in which Closing occurs, and (iii) third, to delinquent rent due for the period prior to the month in which Closing occurs, with any excess retained by Purchaser to apply to future payments. Any such rentals due to Seller shall be paid by Purchaser to Seller within thirty (30) days following Purchaser’s receipt thereof. If, subsequent to the Closing, any such rents and other income payable to Purchaser, as provided above, are received by Seller, Seller shall remit Purchaser’s prorata share thereof, calculated as aforesaid, to Purchaser no later than thirty (30) days after Seller’s receipt. The obligations of the parties under this Section 6.3(a) shall survive for a period of ninety (90) days after the Closing Date.
(b)    If the Closing shall occur before the tax rate or the assessed valuation of the Property is fixed for the then current year, the apportionment of taxes shall be based on the most current and accurate billing information available. Should such proration not be based on the actual amount of the taxes for the period in question and should such proration prove to be inaccurate upon receipt of the actual bills for the Property, then, to the extent such amount exceeds One Thousand and No/100 Dollars ($1,000.00), either Seller or Purchaser may demand on or before December 31, 2017 a payment from the other party correcting such malapportionment, except in the case of real estate taxes which at the expiration of such period are subject to appeal. Claims with respect to the adjustment which are subject to the appeal of real estate taxes will be valid if made on or before the date that is sixty (60) days after a final order or resolution shall have been issued in such appeal. Both parties shall use good faith efforts to resolve any disputed claims promptly. Seller hereby covenants and agrees that Seller will institute an appeal of the 2017 tax assessment, with any refund to be prorated as provided herein after deduction of the costs thereof. The obligations under the immediately preceding sentence shall survive for a period of one year.
(c)    Seller shall be entitled to receive refunds for any and all deposits which Seller has made with utility companies, and Purchaser shall replace such deposits at Closing.

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(d)    Notwithstanding the terms of subsection (a) above, RUBS (as hereinafter defined), shall not be treated as rents. Rather, within ninety (90) days after the Closing Date, all reimbursable utility bills for utility charges incurred by Seller and reimbursable to Seller from the tenants under the Space Leases for periods prior to Closing (“RUBS”), if received by Purchaser, shall be remitted to Seller. Thereafter, Purchaser shall have no obligation to remit RUBS income to Seller. The obligations of the parties under this Section 6.3(d) shall survive for a period of ninety (90) days after the Closing Date.
The agreements of Seller and Purchaser set forth in this Section 6.3 shall survive the Closing as specified in this Section 6.3.
6.4    Closing Costs. Purchaser shall pay, on the Closing Date, (a) one-half of any escrow fees of the Escrow Agent, (b) all fees, costs and charges of the Title Company (including, without limitation, the costs of any endorsements to the Title Policy) except for the Title Commitment and the base title insurance premium for the issuance of the Title Policy, as well as all title insurance costs relating to any mortgagee’s policy of title insurance, (c) the fees of Purchaser’s counsel, (f) all costs relating to the Survey, if any, (g) any recording or filing fees necessary to record the Deed (as hereinafter defined), and (h) any other expenses incurred by Purchaser, or its consultants or representatives in inspecting and evaluating the Property or closing this transaction. Seller shall pay, on the Closing Date, (i) all state and municipal transfer taxes related to the conveyance of title to the Property, (ii) any recording or filing fees necessary to remove any Unacceptable Encumbrances, Mortgages or Monetary Liens which Seller is obligated to remove under the terms of this Agreement, (iii) the costs of the Title Commitment and the base title insurance premium for the issuance of the Title Policy, (iv) one-half of any escrow fees of the Escrow Agent, (v) the fees of Seller’s counsel, and (vi) any commission due Agent (as hereinafter defined).
6.5    Seller’s Obligations at the Closing. At the Closing, Seller shall deliver to Purchaser the following:
(a)    Deed. A Special Warranty Deed (the “Deed”) conveying the Land and Improvements to Purchaser, in the form attached to this Agreement as Exhibit “C”.
(b)    Bill of Sale. A Bill of Sale (the “Bill of Sale”) conveying the Tangible Personal Property and Intangible Property to Purchaser, in the form attached to this Agreement as Exhibit “D”.
(c)     Evidence of Authority. Such organizational and authorizing documents of Seller as shall be reasonably required by the Escrow Agent to evidence Seller’s authority to consummate the transactions contemplated by this Agreement.
(d)    Foreign Person. An affidavit certifying that Seller is not a “foreign person,” as defined in the federal Foreign Investment in Real Property Tax Act of 1980, and the 1984 Tax Reform Act, as amended, in the form attached to this Agreement as Exhibit “E”.
(e)    Leases. The originals, or copies should originals not be available, of all of the Space Leases to which Seller is a party, if any, and together with all keys in Seller’s possession.
(f)    Contracts. Originals, or copies should originals not be available, of all of the Contracts other than the Rejected Contracts.

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(g)    Affidavit. An owner’s affidavit, in the form attached to this Agreement as Exhibit “F”, concerning mechanics’ liens, parties in possession and similar matters.
(h)    Transfer Tax and Withholding Tax Declarations. All such tax, transfer and other declarations and returns, and withholding affidavits and information returns, duly executed and sworn to by Seller, as may be required of Seller by law in connection with the conveyance of the Property to Purchaser.
(i)    Security Deposits. All Deposits under Space Leases together with any and all interest accrued thereon.
(j)    Sellers’ Certificate. A duly executed and acknowledged certificate executed by an authorized representative of Seller indicating that all of Seller’s representations and warranties made in this Agreement are true and correct as of the Closing Date as if then made, in the form attached to this Agreement as Exhibit “G”.
(k)    Revised Rent Roll. An updated Rent Roll for the Property printed as of the business day immediately prior to the Closing Date certified to be true, correct and complete in all material respects and stating the amount of all of the Deposits held by Seller under each Space Lease.
(l)    Keys. All keys to the Property, labeled for identification.
(m)    Other Documents. Such other documents as may be reasonably requested by Title Company to effect the Closing of the transaction contemplated by this Agreement.
(n)    To the extent in Seller’s possession or reasonable control, originals of the Due Diligence Items.
6.6    Purchaser’s Obligations at the Closing. At the Closing, Purchaser shall deliver to Seller the following:
(a)    Purchase Price. The Purchase Price, payment of which shall be made by wire transfer of immediately available funds to the account of the Escrow Agent for the benefit of Seller in accordance with the terms of Section 6.1.
(b)    Evidence of Authority. Such organizational and authorizing documents of Purchaser as shall be reasonably required by the Escrow Agent to evidence Purchaser’s authority to consummate the transactions contemplated by this Agreement.
(c)    Purchaser’s Certificate. A duly executed and acknowledged certificate executed by an authorized representative of Purchaser indicating that all of Purchaser’s representations and warranties made in this Agreement are true and correct as of the Closing Date as if then made, in the form attached to this Agreement as Exhibit “M”.
(d)    Other Documents. Such other documents as may be reasonably requested by Title Company to effect the Closing of the transaction contemplated by this Agreement.
6.7    Documents to be Executed by Seller and Purchaser. At the Closing, Seller and Purchaser shall also execute and deliver the following:

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(a)    Tenant Notices. Signed statements or notices to all tenants of the Property notifying such tenants that the Property has been transferred to Purchaser and that Purchaser is responsible for Deposits returnable under the Space Leases and notifying such tenants of the new address where tenants are to make rental payments after the Closing, in the form attached to this Agreement as Exhibit “H”.
(b)    Assignment and Assumption of Personal Property, Leases and Service Contracts. An “Assignment and Assumption of Personal Property, Leases and Service Contracts” (the “Assignment”) in the form attached to this Agreement as Exhibit “I”, for the Property.
(c)    Settlement Statements. Separate Seller and Purchaser settlement statements, each in conformity with the terms of this Agreement and otherwise in form acceptable to Seller and Purchaser, as applicable.
(d)    Transfer Tax and Withholding Tax Declarations. All such tax, transfer and other declarations and returns, and withholding affidavits and information returns, duly executed and sworn to, as may be required by law in connection with the conveyance of the Property to Purchaser.
7.
RISK OF LOSS
7.1    Condemnation. If, prior to the Closing, action is initiated to take the Land or Improvements, or part thereof, by eminent domain proceedings or by deed in lieu thereof (each a “Taking”), which Taking will (i) cause the Property to no longer comply with zoning requirements affecting the Property, (ii) affect the Property’s access to a publicly-dedicated and maintained right-of-way for vehicular and pedestrian access or affect parking at the Property, (iii) have a material adverse effect on the continued operation of the Property, or (iv) be in excess of $500,000.00, then Purchaser may either at or prior to Closing, by written notice to Seller, elect to either (a) terminate this Agreement, in which event the Earnest Money shall be delivered to Purchaser, and neither party shall have any further rights or obligations hereunder except for the Surviving Obligations, or (b) consummate the Closing, in which latter event (or in the event that Purchaser is not entitled to terminate as a result of such Taking) the entire award of the condemning authority applicable to the Property shall be assigned to Purchaser at the Closing and there shall be no reduction in the Purchase Price. Seller shall provide prompt written notice to Purchaser of a Taking affecting the Property.
7.2    Casualty. If the Improvements, or any part thereof, suffers any damage equal to or in excess of $500,000 prior to the Closing from fire or other casualty, Purchaser may either at or prior to Closing, by written notice to Seller, elect to either (a) terminate this Agreement, in which event the Earnest Money shall be delivered to Purchaser, and neither party shall have any further right or obligation hereunder, other than the Surviving Obligations, or (b) consummate the Closing, in which latter event (or in the event that Purchaser is not entitled to terminate as a result of such casualty under the following sentence) Purchaser shall receive at the Closing (w) a credit against the cash balance of the Purchase Price payable at Closing to the extent of payments received by or on behalf of Seller prior to the Closing Date under any applicable insurance policy or policies in effect with respect to the Property, (x) an assignment of Seller's rights to any payments which may be payable subsequent to the Closing Date under any applicable insurance policy or policies in effect with respect to the Property (or, if Seller’s insurer does not permit such policy and/or payments to be assigned to Purchaser, Seller agrees to remit to Purchaser any such payments received by Seller subsequent to the Closing Date within ten (10) business days after Seller’s receipt), (y) an assignment of Seller's rights to

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payments with respect to rents due subsequent to the Closing Date under any rental insurance policy or policies with respect to the Property, if any (or, if Seller’s insurer does not permit such policy and/or payments to be assigned to Purchaser, Seller agrees to remit to Purchaser any such payments received by Seller subsequent to the Closing Date within ten (10) business days after Seller’s receipt), and (z) a credit against the cash balance of the Purchase Price payable at the Closing in an amount equal to the aggregate amount of the deductibles with respect to all such insurance policies. If the Improvements, or any part thereof, suffers any damage less than $500,000 prior to the Closing, Purchaser agrees that it will consummate the Closing under the terms of this Agreement. Seller shall provide prompt written notice to Purchaser of any fire or casualty at the Property. Seller’s obligations set forth in this Section 7.2 shall survive the Closing.
8.
DEFAULT
8.1    Breach by Seller. In the event that Seller default under this Agreement in any material respect (subject to any applicable notice or cure period), Purchaser, as its sole and exclusive remedy, at law or in equity, may either (i) terminate this Agreement and receive a refund of the Earnest Money and Seller shall pay Purchaser’s Costs, and thereafter neither party shall have any further right or obligation hereunder other than the Surviving Obligations; or (ii) pursue the remedy of specific performance of Seller’s obligations under this Agreement; provided that any suit for specific performance must be brought within sixty (60) days of Seller’s default, to the extent permitted by law, Purchaser waiving the right to bring suit at any later date. For purposes of this Agreement, “Purchaser’s Costs” shall mean the actual out-of-pocket expenses incurred by Purchaser in connection with the transactions described in this Agreement, including, without limitation, expenses paid to Purchaser’s attorneys in connection with negotiation of this Agreement and matters related thereto, and third party consultants in connection with the performance of examinations, inspections and/or investigations pursuant to this Agreement and to any potential lender in connection with any proposed financing of the Property. This Agreement confers no present right, title or interest in the Property to Purchaser, and Purchaser agrees not to file a lis pendens or other similar notice against the Property except in connection with, and after, the filing of a suit for specific performance or in accordance with the preceding sentence. Notwithstanding any provision in this Section 8.1 to the contrary, in no event shall Seller be liable to reimburse Purchaser for Purchaser’s Costs as described in this Section 8.1 in excess of $75,000.00 plus any non-refundable rate lock, spread lock or similar fees paid to Purchaser’s proposed lender and any non-refundable amounts paid to purchase any interest rate cap (but only if such non-refundable fees or rate cap amounts are paid not earlier than four (4) business days prior to the Closing Date).
8.2     Breach by Purchaser. If Purchaser shall default under this Agreement in any material respect (subject to any applicable notice or cure period), Seller, as its sole and exclusive remedy, may terminate this Agreement and thereupon shall be entitled to the Earnest Money as liquidated damages (and not as a penalty). Seller and Purchaser have made this provision for liquidated damages because it would be difficult to calculate, on the date hereof, the amount of actual damages for such breach, and Seller and Purchaser agree that these sums represent a reasonable forecast of such damages.
8.3    Notice and Opportunity to Cure. Seller and Purchaser each agree to provide the other party with written notice of any default by the other party under this Agreement, and a period of five (5) business days following the other party’s receipt of such notice within which to cure such default; provided, however, that no such notice and opportunity to cure shall be applicable with respect to a party’s failure to timely close, nor shall any such notice and cure period extend beyond the Closing Date.

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9.
MISCELLANEOUS
9.1    Notices. All notices, demands and requests which may be given or which are required to be given by either party to the other, and any exercise of a right of termination provided by this Agreement, shall be in writing and shall be deemed effective either: (a) on the date personally delivered to the address below, as evidenced by written receipt therefor, whether or not actually received by the person to whom addressed; (b) on the third (3rd) business day after being sent, by certified or registered mail, return receipt requested, postage prepaid, addressed to the intended recipient at the address specified below; (c) on the first business day after being deposited into the custody of a nationally recognized overnight delivery service such as Federal Express Corporation, addressed to such party at the address specified below, or (d) on the date an electronic mail message with a pdf copy of the signed notice is delivered to the email addresses listed below, provided that in the case of any notice delivered in accordance with item (d) above, any such email notice shall be sent by one of the other permitted methods of providing notice on the next succeeding business day. For purposes of this Section 9.1, the addresses of the parties for all notices are as follows (unless changed by similar notice in writing given by the particular person whose address is to be changed):

If to Purchaser:	Steadfast Asset Holdings, Inc.
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
Attention: Ana Marie del Rio, General Counsel
Tel: 949.852.0700
Email: AnaMarie.delRio@SteadfastCo.com

with a copy to:	DeFrenza Lee LLP
3200 Park Center Drive, Suite 1160
Costa Mesa, CA 92626
Attn: Marcello F. De Frenza
Tel: (714) 617-2390
Email: marc@defrenzalee.com

If to Seller:	PAC Enclave at Vista Ridge, LLC
c/o Preferred Apartment Communities, Inc.
3284 Northside Parkway, Suite 150
Atlanta, Georgia 30327
Attention: Jeffrey R. Sprain
Tel: (770) 818-4108
Email: jsprain@pacapts.com

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with a copy to:	PAC Enclave at Vista Ridge, LLC
c/o Preferred Apartment Communities, Inc.
3284 Northside Parkway, Suite 150
Atlanta, Georgia 30327
Attention: John Isakson
Tel: (770) 818-4109
Email: jisakson@pacapts.com

with a copy to:	Stephen F. White, Esq.
Capital Law & Advisory Partners, LLC
375 Northridge Road, Suite 485
Atlanta, Georgia 30350
Phone: (770) 212-2232
Email: swhite@caplawpartners.com

If to Escrow Agent:	Heritage Title Company of Austin, Inc.
401 Congress Avenue, Suite 1500
Austin, Texas 78701
Attention: John Bruce
Tel: 512-505-5012
Email: jbruce@heritage-title.com

9.2    Real Estate Commissions. Neither Seller nor Purchaser has authorized any broker or finder to act on any party’s behalf in connection with the sale and purchase hereunder and neither Seller nor Purchaser has dealt with any broker or finder purporting to act on behalf of any other party, except for ARA, A Newmark Company (“Agent”), who represents Seller. Seller shall pay Agent any commissions due Agent on the Closing Date. Purchaser agrees to indemnify and hold harmless Seller from and against any and all claims, losses, damages, costs or expenses of any kind or character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by Purchaser or on Purchaser’s behalf with any broker or finder in connection with this Agreement or the transaction contemplated hereby. Seller agrees to indemnify and hold harmless Purchaser from and against any and all claims, losses, damages, costs or expenses of any kind or character arising out of or resulting from any agreement, arrangement or understanding with Agent and/or any other person or entity alleged to have been made by Seller or on Seller’s behalf with any broker or finder in connection with this Agreement or the transaction contemplated hereby. Notwithstanding anything to the contrary contained herein, this Section 9.2 shall survive the Closing or any earlier termination of this Agreement.
9.3    Entire Agreement. This Agreement embodies the entire agreement between the parties relative to the subject matter hereof, and there are no oral or written agreements between the parties, nor any representations made by either party relative to the subject matter hereof, which are not expressly set forth herein. In furtherance thereof, that certain Property Access Agreement dated as of March 31, 2017 by and between Seller and Steadfast Asset Holdings, Inc. is hereby terminated.
9.4    Amendment. This Agreement may be amended only by a written instrument executed by Seller and Purchaser.

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9.5    Headings. The captions and headings used in this Agreement are for convenience only and do not in any way limit, amplify, or otherwise modify the provisions of this Agreement.
9.6    Time of Essence. Time is of the essence of this Agreement; however, if the final date of any period which is set out in any provision of this Agreement falls on a Saturday, Sunday or legal holiday under the laws of the United States or the State of Texas, then, in such event, the time of such period shall be extended to the next day which is not a Saturday, Sunday or legal holiday.
9.7    Governing Law. This Agreement shall be governed by the laws of the State of Texas and the laws of the United States pertaining to transactions in such State.
9.8    Successors and Assigns; Assignment. This Agreement shall bind and inure to the benefit of Seller and Purchaser and their respective successors and permitted assigns. Purchaser shall not have the right to assign all or any portion of Purchaser's rights and obligations under this Agreement without Seller’s prior written consent, which may be granted or withheld in Seller’s sole discretion, except that Purchaser may assign or transfer this Agreement to a special purpose entity in which the principals of Purchaser or Steadfast Apartment REIT III, Inc. shall have an equity interest without Seller’s consent or approval provided that, prior to or at Closing, Seller receives an executed assignment and assumption agreement which expressly assigns the Earnest Money and in which such assignee expressly assumes performance of this Agreement for the benefit of Seller. Unless and until Closing actually occurs, no such assignment or designation shall relieve or release Purchaser from any obligations under this Agreement, and Purchaser shall remain jointly and severally liable for all of same together with such assignee.
9.9    Invalid Provision. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; and, the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by such illegal, invalid, or unenforceable provision or by its severance from this Agreement.
9.10    Attorneys’ Fees. In the event it becomes necessary for either party hereto to file suit to enforce this Agreement or any provision contained herein, the party prevailing in such suit shall be entitled to recover, in addition to all other remedies or damages, as provided herein, reasonable attorneys’ fees incurred in such suit, both at trial and at all appellate levels.
9.11    Multiple Counterparts. This Agreement may be executed in a number of identical counterparts which, taken together, shall constitute collectively one agreement; in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart with each party’s signature. Facsimile, digital or electronic mail signature pages shall be effective for purposes of this Section 9.11.
9.12    No Recordation. Seller and Purchaser hereby acknowledge that neither this Agreement nor any memorandum or affidavit thereof shall be recorded in the public records of any county in which the Property is located.

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9.13.    1031 Exchange. Purchaser agrees to reasonably cooperate with Seller if Seller attempts to effect a Section 1031 exchange in connection with Seller’s sale of the Property to Purchaser, provided the following conditions are satisfied: (i) the exchange shall cause no delay in Closing; (ii) Seller shall pay all costs and expenses (including reasonable attorneys’ fees and related expenses) incurred by Purchaser solely because of Seller’s attempts to effect a Section 1031 exchange; (iii) the exchange shall not affect the Purchase Price or any other amount payable hereunder by Purchaser or Seller, nor shall it change the manner or timing of payment of such sums; (iv) Seller’s obligations hereunder to close the sale of the Property shall not be conditioned or contingent upon Seller successfully effecting a 1031 exchange; (v) Purchaser shall not be required to take title to any property other than the Property and Seller shall convey the Property directly to Purchaser; (v) said exchange shall be without any cost, expense or liability to Purchaser and without reduction or alteration of the rights of Purchaser under this Agreement, and Purchaser shall not be required to undertake any liability or obligation, and (vi) Seller shall indemnify and hold Purchaser harmless for and from any loss, cost, damage or expense (including attorneys’ fees and related expenses) incurred by Purchaser as a result of the cooperation of Purchaser hereunder and/or otherwise in any way relating to any actual or contemplated exchange (the foregoing indemnification obligation to survive Closing). Anything contained herein to the contrary notwithstanding (including, without limitation, the provisions of Section 9.8 hereof), Seller may assign its rights under this Agreement to a qualified intermediary for the purpose of effecting a Section 1031 exchange, but any such assignment shall not relieve the assignor of its obligations under this Agreement; provided that said agreement shall be binding upon the assignee in all respects as to the obligations to the Purchaser. This Section 9.13B. shall survive Closing and delivery of the Deed hereunder.

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9.14    Disclaimers by Seller.

A.
EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT AND IN ANY DOCUMENTS DELIVERED AT CLOSING, IT IS UNDERSTOOD AND AGREED THAT NEITHER SELLER NOR SELLER'S AGENTS, EMPLOYEES OR REPRESENTATIVES HAVE AT ANY TIME MADE AND ARE NOT NOW MAKING, AND THEY SPECIFICALLY DISCLAIM, ANY WARRANTIES, REPRESENTATIONS OR GUARANTIES OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, WARRANTIES, REPRESENTATIONS OR GUARANTIES AS TO (A) MATTERS OF TITLE (OTHER THAN SELLER'S LIMITED WARRANTY OF TITLE TO BE CONTAINED IN THE DEED), (B) ENVIRONMENTAL MATTERS RELATING TO THE PROPERTY, THE LAND AND IMPROVEMENTS OR ANY PORTION THEREOF, INCLUDING, WITHOUT LIMITATION, THE PRESENCE OF “HAZARDOUS MATERIALS” (AS DEFINED BELOW) IN, ON, UNDER OR IN THE VICINITY OF THE LAND AND IMPROVEMENTS, (C) GEOLOGICAL CONDITIONS, INCLUDING, WITHOUT LIMITATION, SUBSIDENCE, SUBSURFACE CONDITIONS, WATER TABLE, UNDERGROUND WATER RESERVOIRS, LIMITATIONS REGARDING THE WITHDRAWAL OF WATER, AND GEOLOGIC FAULTS AND THE RESULTING DAMAGE OF PAST AND/OR FUTURE FAULTING, (D) WHETHER, AND TO THE EXTENT TO WHICH, THE LAND OR IMPROVEMENTS OR ANY PORTION THEREOF IS AFFECTED BY ANY STREAM (SURFACE OR UNDERGROUND), BODY OF WATER, WETLANDS, FLOOD PRONE AREA, FLOOD PLAIN, FLOODWAY OR SPECIAL FLOOD HAZARD, (E) DRAINAGE, (F) SOIL CONDITIONS, INCLUDING THE EXISTENCE OF INSTABILITY, PAST SOIL REPAIRS, SOIL ADDITIONS OR CONDITIONS OF SOIL FILL, OR SUSCEPTIBILITY TO LANDSLIDES, OR THE SUFFICIENCY OF ANY UNDERSHORING, (G) THE PRESENCE OF ENDANGERED SPECIES OR ANY ENVIRONMENTALLY SENSITIVE OR PROTECTED AREAS, (H) ZONING OR BUILDING ENTITLEMENTS TO WHICH THE LAND OR IMPROVEMENTS OR ANY PORTION THEREOF MAY BE SUBJECT, (I) THE AVAILABILITY OF ANY UTILITIES TO THE LAND OR IMPROVEMENTS OR ANY PORTION THEREOF INCLUDING, WITHOUT LIMITATION, WATER, SEWAGE, GAS AND ELECTRIC, (J) USAGES OF ADJOINING PROPERTY, (K) ACCESS TO THE LAND OR IMPROVEMENTS OR ANY PORTION THEREOF, (L) THE VALUE, COMPLIANCE WITH THE PLANS AND SPECIFICATIONS, SIZE, LOCATION, AGE, USE, DESIGN, QUALITY, DESCRIPTION, SUITABILITY, STRUCTURAL INTEGRITY, OPERATION, TITLE TO, OR PHYSICAL OR FINANCIAL CONDITION OF THE LAND OR IMPROVEMENTS OR ANY PORTION THEREOF, OR ANY INCOME, EXPENSES, CHARGES, LIENS, ENCUMBRANCES, RIGHTS OR CLAIMS ON OR AFFECTING OR PERTAINING TO THE PROPERTY, THE LAND OR IMPROVEMENTS OR ANY PART THEREOF, (M) THE CONDITION OR USE OF THE LAND OR IMPROVEMENTS OR COMPLIANCE OF THE LAND OR THE IMPROVEMENTS WITH ANY OR ALL PAST, PRESENT OR FUTURE FEDERAL, STATE OR LOCAL ORDINANCES, RULES, REGULATIONS OR LAWS, BUILDING, FIRE OR ZONING ORDINANCES, CODES OR OTHER SIMILAR LAWS, (N) THE EXISTENCE OR NON-EXISTENCE OF UNDERGROUND STORAGE TANKS, SURFACE IMPOUNDMENTS, OR LANDFILLS, (O) ANY OTHER MATTER AFFECTING THE STABILITY AND INTEGRITY OF THE LAND OR

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IMPROVEMENTS, (P) THE POTENTIAL FOR FURTHER DEVELOPMENT OF THE LAND OR IMPROVEMENTS, (Q) THE MERCHANTABILITY OF THE PROPERTY, THE LAND OR THE IMPROVEMENTS OR FITNESS OF THE PROPERTY, THE LAND OR THE IMPROVEMENTS FOR ANY PARTICULAR PURPOSE, (R) THE TRUTH, ACCURACY OR COMPLETENESS OF THE DUE DILIGENCE ITEMS, (S) TAX CONSEQUENCES, OR (T) ANY OTHER MATTER OR THING WITH RESPECT TO THE PROPERTY, THE LAND OR THE IMPROVEMENTS.

Purchaser's Initials	DD

{10610630;2}     26

B. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT AND IN ANY DOCUMENTS DELIVERED AT CLOSING, PURCHASER ACKNOWLEDGES AND AGREES THAT UPON CLOSING, SELLER SHALL SELL AND CONVEY TO PURCHASER AND PURCHASER SHALL ACCEPT THE PROPERTY "AS IS, WHERE IS, WITH ALL FAULTS". EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES OF SELLER UNDER SECTION 4.4 ABOVE AND CONTAINED IN ANY DOCUMENTS DELIVERED AT CLOSING, PURCHASER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER HAS NOT MADE AND IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTEES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY, THE LAND OR THE IMPROVEMENTS OR RELATING THERETO (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, PROPERTY INFORMATION PACKAGES DISTRIBUTED WITH RESPECT TO THE PROPERTY) MADE OR FURNISHED BY SELLER, OR ANY PROPERTY MANAGER, REAL ESTATE BROKER, AGENT OR THIRD PARTY REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING. PURCHASER REPRESENTS THAT IT IS A KNOWLEDGEABLE, EXPERIENCED AND SOPHISTICATED PURCHASER OF REAL ESTATE AND THAT EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT AND IN ANY DOCUMENTS DELIVERED AT CLOSING, IT IS RELYING SOLELY ON ITS OWN EXPERTISE AND THAT OF PURCHASER'S CONSULTANTS IN PURCHASING THE PROPERTY. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT AND IN ANY DOCUMENTS DELIVERED AT CLOSING, UPON CLOSING, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING, BUT NOT LIMITED TO, ADVERSE PHYSICAL OR CONSTRUCTION DEFECTS OR ADVERSE ENVIRONMENTAL, HEALTH OR SAFETY CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER'S INSPECTIONS AND INVESTIGATIONS. PURCHASER HEREBY REPRESENTS AND WARRANTS TO SELLER THAT: (A) PURCHASER IS REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT; AND (B) PURCHASER IS PURCHASING THE PROPERTY FOR BUSINESS, COMMERCIAL, INVESTMENT OR OTHER SIMILAR PURPOSE AND NOT FOR USE AS PURCHASER'S RESIDENCE. EACH OF SELLER AND PURCHASER HEREBY WAIVES ANY AND ALL RIGHTS OR REMEDIES IT MAY HAVE OR BE ENTITLED TO, DERIVING FROM DISPARITY IN SIZE OR FROM ANY SIGNIFICANT DISPARATE BARGAINING POSITION IN RELATION TO THE OTHER.

Purchaser's Initials	DD

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C. PURCHASER ACKNOWLEDGES THAT, SUBJECT TO SELLER’S COMPLIANCE WITH ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE ACCESS AGREEMENT, IT WILL HAVE THE OPPORTUNITY TO INSPECT THE PROPERTY, OBSERVE ITS PHYSICAL CHARACTERISTICS AND EXISTING AND ENVIRONMENTAL CONDITIONS AND THE OPPORTUNITY TO CONDUCT SUCH INVESTIGATION AND STUDY ON AND OF THE PROPERTY, THE LAND AND THE IMPROVEMENTS AND ADJACENT AREAS AS PURCHASER DEEMS NECESSARY, AND EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT AND IN ANY DOCUMENTS DELIVERED AT CLOSING, AT CLOSING, PURCHASER HEREBY FOREVER RELEASES AND DISCHARGES SELLER FROM ALL RESPONSIBILITY AND LIABILITY, INCLUDING WITHOUT LIMITATION, LIABILITIES UNDER THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT OF 1980 (42 U.S.C. SECTIONS 9601 ET SEQ.), AS AMENDED ("CERCLA"), REGARDING THE CONDITION, VALUATION, SALABILITY OR UTILITY OF THE PROPERTY, THE LAND OR THE IMPROVEMENTS OR THEIR SUITABILITY FOR ANY PURPOSE WHATSOEVER (INCLUDING, BUT NOT LIMITED TO, WITH RESPECT TO THE PRESENCE IN THE SOIL, AIR, STRUCTURES AND SURFACE AND SUBSURFACE WATERS, OF HAZARDOUS MATERIALS OR OTHER MATERIALS OR SUBSTANCES THAT HAVE BEEN OR MAY IN THE FUTURE BE DETERMINED TO BE TOXIC, HAZARDOUS, UNDESIRABLE OR SUBJECT TO REGULATION AND THAT MAY NEED TO BE SPECIALLY TREATED, HANDLED AND/OR REMOVED FROM THE LAND OR THE IMPROVEMENTS UNDER CURRENT OR FUTURE FEDERAL, STATE AND LOCAL LAWS, REGULATIONS OR GUIDELINES, AND ANY STRUCTURAL AND GEOLOGIC CONDITIONS, SUBSURFACE SOIL AND WATER CONDITIONS AND SOLID AND HAZARDOUS WASTE AND HAZARDOUS MATERIALS ON, UNDER, ADJACENT TO OR OTHERWISE AFFECTING THE LAND OR THE IMPROVEMENTS. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT AND IN ANY DOCUMENTS DELIVERED AT CLOSING, AT CLOSING, (I) PURCHASER FURTHER HEREBY WAIVES (AND BY CLOSING THIS TRANSACTION WILL BE DEEMED TO HAVE WAIVED) ANY AND ALL OBJECTIONS AND COMPLAINTS (INCLUDING, BUT NOT LIMITED TO, FEDERAL, STATE AND LOCAL STATUTORY AND COMMON LAW BASED ACTIONS, AND ANY PRIVATE RIGHT OF ACTION UNDER ANY FEDERAL, STATE OR LOCAL LAWS, REGULATIONS OR GUIDELINES TO WHICH THE LAND OR THE IMPROVEMENTS IS OR MAY BE SUBJECT, INCLUDING, BUT NOT LIMITED TO, CERCLA) CONCERNING THE PHYSICAL CHARACTERISTICS AND ANY EXISTING CONDITIONS OF THE LAND OR THE IMPROVEMENTS, AND (II) PURCHASER FURTHER HEREBY ASSUMES THE RISK OF CHANGES IN APPLICABLE LAWS AND REGULATIONS RELATING TO PAST, PRESENT AND FUTURE ENVIRONMENTAL CONDITIONS ON THE LAND OR THE IMPROVEMENTS AND THE RISK THAT ADVERSE PHYSICAL CHARACTERISTICS AND CONDITIONS, INCLUDING, WITHOUT LIMITATION, THE PRESENCE OF HAZARDOUS MATERIALS OR OTHER CONTAMINANTS, MAY NOT HAVE BEEN REVEALED BY ITS INVESTIGATION.

Purchaser's Initials	DD

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D.
For purposes hereof, "Hazardous Materials" means "Hazardous Material," "Hazardous Substance," "Pollutant or Contaminant," and "Petroleum" and "Natural Gas Liquids," as those terms are defined or used in Section 101 of CERCLA, and any other substances regulated because of their effect or potential effect on public health and the environment, including, without limitation, PCBs, lead paint, asbestos, urea formaldehyde, radioactive materials, putrescible materials, and infectious materials.

E.	The terms and conditions of this Section 9.14 shall expressly survive the Closing without time limitation, and not merge with the provisions of any closing documents.

F.
Purchaser and Seller acknowledge and agree that the representations, warranties, disclaimers and other agreements set forth in this Agreement are an integral part of this Agreement and that neither Purchaser nor Seller would have agreed to sell or purchase the Property, as applicable, for the Purchase Price without the representations, warranties, disclaimers and other agreements set forth in this Agreement.

G. No shareholder, officer, employee or agent of or consultant of or to Seller or Purchaser shall be held to any personal liability hereunder, and no resort shall be had to their property or assets for the satisfaction of any claims hereunder or in connection with the transaction contemplated by this Agreement. Furthermore, Seller’s liability under this Agreement is explicitly limited to Seller’s interest in the Property, including any proceeds thereof. Purchaser shall have no recourse against any other property or assets of Seller or any other Seller Parties or of any of the assets or property of any of the foregoing for the payment or collection of any amount, judgment, judicial process, arbitral award, fee or cost or for any other obligation or claim arising out of or based upon this Agreement and requiring the payment of money by Seller. Except as otherwise expressly set forth in this Section 9.14(G), neither Seller nor any Seller Party shall be subject to levy, lien, execution, attachment or other enforcement procedure for the satisfaction of any of Purchaser’s rights or remedies under or with respect to this Agreement, at law, in equity or otherwise. Purchaser shall not seek enforcement of any judgment, award, right or remedy against any property or asset of Seller or any Seller Parties other than Seller’s interest in the Property or any proceeds thereof. The provisions of this Section 9.14(G) shall survive the termination of this Agreement.

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9.15    Exhibits and Schedules. The following exhibits are attached to this Agreement and are incorporated into this Agreement by this reference and made a part hereof for all purposes:

(a)	Exhibit A, Legal Description of the Land
(b)	Exhibit B, List of Due Diligence Items
(c)	Exhibit C, Form of Special Warranty Deed
(d)	Exhibit D, Form of Bill of Sale
(e)	Exhibit E, Form of Certification of Non-Foreign Status
(f)	Exhibit F, Form of Owner's Affidavit
(g)	Exhibit G, Form of Certificate of Seller
(h)	Exhibit H, Form of Tenant Notice Letter
(i)	Exhibit I, Form of Assignment
(j)	Exhibit J, List of Personal Property
(k)	Exhibit K, List of Contracts
(l)	Exhibit L, Rent Roll
(m)	Exhibit M, Form of Certificate of Purchaser
(n)	Schedule 4.4 (ii)

9.16    Confidentiality. Seller and Purchaser hereby covenant and agree that, at all times after the Effective Date and continuing until the Closing, unless consented to in writing by the other party (which consent may be granted or withheld in the sole discretion of the party whose consent is being requested), no press release or other public disclosure concerning this transaction shall be made by or on behalf of Seller or Purchaser, and each party agrees to use commercially reasonable efforts to prevent disclosure of this transaction by any third party. Additionally, Purchaser shall not be permitted to contact or communicate with any on-site employees of Seller or any affiliate of Seller, without Seller’s prior written consent, including, without limitation, any communication concerning future employment, until after expiration of the Inspection Period, provided that Purchaser shall provide Seller with not less than two business days’ advance notice regarding any such contact or communication, which notice may be given via telephone to Seller at the telephone number included in Seller’s notice address in Section 9.1 herein. Notwithstanding the foregoing, (i) each party shall be entitled to make disclosures concerning this Agreement and materials provided hereunder to its lenders, attorneys, accountants, employees, agents, other service professionals and the U.S. Securities and Exchange Commission as may be reasonably necessary in furtherance of the transactions contemplated hereby, (ii) each party shall be entitled to make such disclosures concerning this Agreement and materials provided hereunder as may be necessary to comply with any court order or directive of any applicable governmental authority, and (ii) Purchaser’s confidentiality obligations under this Section 9.16 shall not apply to any information which (a) was already in Purchaser’s possession prior to its receipt from Seller, (b) is or becomes publicly available other than as a result of a disclosure by Purchaser, or (c) is independently developed by Purchaser without reliance on the Due Diligence Items. The provisions of this Section 9.16 shall survive Closing or any termination of this Agreement.

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9.17    Record Access and Retention. Seller shall provide to Purchaser (at Purchaser’s expense) copies of, or shall provide Purchaser reasonable access to, such factual information as may be reasonably requested by Purchaser, and in the possession or control of Seller, or its property manager or accountants, to enable Purchaser’s auditor to conduct an audit, in accordance with Rule 3-14 of Securities and Exchange Commission Regulation S-X, of the income statements of the Property for the year to date of the year in which Closing occurs plus the most recent completed fiscal year of Seller (provided, however, that other than fees paid or payable to Seller, a Seller affiliate or a third party for on-site property management, such audit shall not include an audit of asset management fees internally allocated by Seller (as opposed to paid to a third party) or interest expenses attributable to the Seller). Purchaser shall be responsible for all out-of-pocket costs associated with this audit. Seller shall reasonably cooperate (at no cost, internal or third party, to Seller) with Purchaser’s auditor in the conduct of such audit. The provisions of this Section 9.17 shall survive Closing until such time as all filing requirements of Purchaser regarding Purchaser’s acquisition of the Property have been satisfied.
9.18    JURY TRIAL WAIVER. ANY ACTION OR PROCEEDING TO WHICH SELLER AND/OR PURCHASER MAY BE PARTIES ARISING OUT OF, IN CONNECTION WITH, OR IN ANY WAY PERTAINING TO, THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE PARTIES AND EACH HEREBY REPRESENTS AND WARRANTS TO THE OTHER THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. EACH PARTY FURTHER REPRESENTS AND WARRANTS TO THE OTHER THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OF ITS OWN FREE WILL, AND HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. THE PROVISIONS OF THIS SECTION 9.18 SHALL SURVIVE CLOSING OR THE TERMINATION OF THIS AGREEMENT.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

SELLER:

PAC ENCLAVE AT VISTA RIDGE, LLC, a
Delaware limited liability Company

By:	Preferred Apartment Communities Operating
Partnership, L.P., a Delaware limited
partnership, its Manager

By:	Preferred Apartment Advisors, LLC, a Delaware
limited liability company, its Agent

By:	__/s/ Jeffrey R. Sprain_______________
Jeffrey R. Sprain
Senior Vice President, General
Counsel and Secretary

[SIGNATURES CONTINUE ON NEXT PAGE]

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[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

PURCHASER:

STEADFAST ASSET HOLDINGS, INC., a
California corporation

By:	__/s/ Dinesh Davar_______________
Name:	__Dinesh Davar_________________
Title:	__Chief Financial Officer__________

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The undersigned Escrow Agent hereby acknowledges receipt of the Deposit in the amount of $450,000.00, and a fully executed copy of this Agreement, and agrees to hold and dispose of the Earnest Money in accordance with the provisions of this Agreement. Seller and Purchaser acknowledge and agree that Section 6045(e) of the Internal Revenue Code of 1986 requires that notice of the sale and purchase of the Property described in this Agreement be provided to the Internal Revenue Service (“IRS”) by preparation of and filing with the IRS of IRS Form 1099-B. Purchaser and Seller hereby authorize and direct the Escrow Agent to prepare and file form 1099-B with respect to the transaction hereunder. Seller and Purchaser agree to furnish and provide to the Escrow Agent any and all information that the Escrow Agent may require in order for the Escrow Agent to (a) comply with all instructions to IRS Form 1099-B in the preparation thereof, and (b) prepare and timely file such form with the IRS.

HERITAGE TITLE COMPANY OF
AUSTIN, INC.

By:	__/s/ Delilia Lopez for John P. Bruce
Name:	__JOHN P. BRUCE, SR. VP______
Title:	__Authorized Signatory__________

Date of Execution by Escrow Agent:
~~April~~ May _2_, 2017

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EXHIBIT A
TO PURCHASE AND SALE AGREEMENT

LEGAL DESCRIPTION

Tract 1: (Fee Simple)

BEING a tract of land situated in the Thomas B. Garvin Survey, Abstract No. 506 in the City of Lewisville, Denton County, Texas and being all of Lot 1, Block A of THE VINEYARDS at VISTA RIDGE, an addition to the City of Lewisville, Denton County, Texas, according to the plat thereof recorded in Cabinet U, Page 534 of the Plat Records of Denton County, Texas and being all of the called 14.967 acre tract of land described in a Special Warranty Deed to PAC Enclave At Vista Ridge, LLC, recorded in Document No. 2014-98304 of the Real Property Records of Denton County, Texas, and being more particularly described as follows:

BEGINNING at an iron rod with cap found in the East right-of-way line of Mac Arthur Boulevard (120’ ROW), for the Northwest corner of aforementioned Lot 1, Block A, and for the southerly most West corner of Lot 3, Block H of VISTA RIDGE an addition to the City of Lewisville, Denton County, Texas, according to the plat thereof recorded in Cabinet F, Slide 271 of the Plat Records of Denton County, Texas;

THENCE with the common line of said Lot 1 and Lot 3, Block H, the following courses and distances to wit:

North 89 degrees 31 minutes 08 seconds East, a distance of 329.24 feet to an iron rod with cap found for corner;

South 80 degrees 14 minutes 49 seconds East, a distance of 94.37 feet to an iron rod with cap found for corner;

South 68 degrees 56 minutes 57 seconds East, a distance of 186.45 feet to an iron rod with cap found for corner;

North 76 degrees 28 minutes 05 seconds East, a distance of 162.51 feet to a 5/8-inch “KHA” capped iron rod set for corner;

North 67 degrees 42 minutes 21 seconds East, a distance of 131.85 feet to a 5/8-inch “KHA” capped iron rod set for corner;

North 87 degrees 59 minutes 20 seconds East, a distance of 143.09 feet to a 5/8-inch “KHA” capped iron rod set for corner;

South 83 degrees 42 minutes 43 seconds East, a distance of 127.94 feet to a 5/8-inch “KHA” capped iron rod set for the Northeast corner of said Lot 1, same being the Northwest corner of Lot 2, Block A of VISTA POINT EAST ADDITION, an addition to the City of Lewisville, Denton County, Texas, according to the plat thereof recorded in Cabinet X, Page 982 of the Plat Records of Denton County, Texas;

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THENCE leaving the South line of said Lot 3 and along the common line of said Lot 1 and Lot 2, Block A, the following courses and distances to wit:

South 01 degrees 06 minutes 32 seconds West, a distance of 550.61 feet to an iron rod with cap found for the Southeast corner of said Lot 1;

South 78 degrees 42 minutes 58 seconds West, a distance of 130.45 feet to a 5/8-inch iron rod found for the most westerly corner of said Lot 2, same being on the North line of Lot 4, Block A of VISTA RIDGE/MACARTHUR ADDITION, an addition to the City of Lewisville, Denton County, Texas, according to the plat thereof recorded in Cabinet V, Page 230 of the Plat Records of Denton County, Texas;

THENCE leaving the West line of said Lot 2 and along the common line of said Lot 1 and Lot 4, Block A, the following courses and distances to wit:

South 85 degrees 29 minutes 29 seconds West, a distance of 451.67 feet to an iron rod with cap found for the beginning of a tangent curve to the left, having a central angle of 10 degrees 01 minutes 40 seconds, a radius of 315.00 feet, and a chord bearing and distance of South 80 degrees 28 minutes 39 seconds West, 55.06 feet;

Southwesterly with said curve to the left, an arc distance of 55.13 feet to a 5/8-inch iron rod found for corner;

South 75 degrees 27 minutes 49 seconds West, a distance of 356.42 feet to an “X” cut found in the West right-of-way line dedicated to the City of Lewisville, Texas for deceleration lane in MacArthur Boulevard and for the beginning of a non-tangent curve to the right;

THENCE with the West right-of-way line of said Mac Arthur Boulevard, the following courses and distances to wit:

Northwesterly with said curve to the right, through a central angle of 01 degrees 14 minutes 12 seconds, having a radius of 5328.00 feet, and a chord bearing and distance of North 14 degrees 17 minutes 39 seconds West, 115.00 feet, an arc distance of 115.00 feet to a 5/8” iron rod with "KHA" cap set for corner;

North 64 degrees 21 minutes 40 seconds West, a distance of 15.50 feet to a 5/8” iron rod with "KHA" cap set for the beginning of a non-tangent curve to the right;

Northwesterly with said curve to the right, through a central angle of 03 degrees 24 minutes 58 seconds, having a radius of 5340.00 feet, and a chord bearing and distance of North 11 degrees 51 minutes 45 seconds West, 318.34 feet, an arc distance of 318.39 feet to a 5/8” iron rod found for corner;

North 10 degrees 09 minutes 16 seconds West, a distance of 286.04 feet to the POINT OF BEGINNING and containing 14.967 acres (651,957 square feet) of land, more or less.

Tract 2: (Easement Estate)

Non-Exclusive easement rights created pursuant to that certain 10 foot x 25 foot Private Utility Easement executed by and between D-F Pacific No. 2, Inc., and Dallas Estancia at Vista Ridge, L.P., dated 11/15/2002, filed 11/22/2002, recorded in Volume 5219, Page 3738, Real Property Records, Denton County, Texas.

{10610630;2}

EXHIBIT B
TO PURCHASE AND SALE AGREEMENT

List of Due Diligence Items

[See attached list]

{10610630;2}

EXHIBIT "B"

Due Diligence Documents

Document		Delivered (Date)	Not applicable to Property	Not available to Owner	Notes
CONSTRUCTION / REHABILITATION					
1	Plans & Specifications: Site plan and most current civil, landscape, architectural, structural mechanical, electrical and fire protection plans, including elevations				
2	Construction contracts, if any, including for all work completed in past 3 years				
3	Current capital improvements with schedule (past 3 years) and Capital expenditure budget for next 3 years				
4	Detailed unit-by-unit list of upgraded vs. non-upgraded units (if applicable)				
5	Warranties in effect, if any (construction, roof, mechanical equipment, etc.)				
6	All licenses, permits, and governmental approvals, including business license (with expiration date & annual costs), fictitious business name statements and building permits (showing placed in service/completion dates)				
7	Certificate(s) of Occupancy for all buildings				
8	List and description of tenant or common area work in progress, if any				
9	Copies of all governmental correspondence or notices pertaining to the property, including but not limited to building code, health code, zoning and fire code				
10	Maintenance records/work orders, including water intrusion log, for past 12 mos.				
11	Operation & Maintenance (O&M) Manuals, if any, for maintenance of equipment or hazardous materials				
12	If new construction, list of all consultants and contractors for the work completed to date a. Asphalt company b. Concrete company c. Excavating/Grading contractor				

Due Diligence Checklist

Page 1 of 7

Document		Delivered (Date)	Not applicable to Property	Not available to Owner	Notes
	d. MEP contractor (utilities) e. Soils Engineer f. Surveyor (who laid out the development)				
13	If new construction, confirmation if the current roads in the undeveloped area have a base under the asphalt, as well as the depth of the utilities and the sleeves.				
14	If new construction, details on brick and asphalt shingles finishes (to match for balance of the buildings)				
FINANCIAL					
1	Financial/Operating Statements: Trailing-12, YTD & 3-yr historical; 3-yrs Audited Financial Statements if available.				
2	General Ledger: prior year, most recent quarter-end & YTD, in Excel format *(If a REIT 3-14 audit applies, key to receive - provides additional support to help substantiate the revenue recording/collection process).*				
3	Tax bills: Real Property and Personal Property bills and Assessment notices, current and past 3 years, with proof of payment (including special assessments or districts and all documentation concerning appeals)				
4	Accounts Payable Aging Detail: prior year, most recent quarter-end & YTD				
5	Aged Delinquency Report (showing total rent outstanding) with status of any files placed for eviction or collection				
6	Utility bills for any master-metered utility expenses and any resident unit utilities paid by the Property: past 12 months. Access to utility billing site is preferred, if applicable.				
7	List of meters, account numbers and any required deposits (typically for gas, electric, water or phone)				
8	Operating budget, current year and/or next available				
9	Tax returns, past 3 years - *For company purchases only*				
10	Loan documents (full closing binder), most recent payment statement from lender/servicer, and all material correspondence and/or notices given to or received from lender/servicer - *For loan assumptions only*				

Due Diligence Checklist **Page 2 of 7**

Document		Delivered (Date)	Not applicable to Property	Not available to Owner	Notes
MANAGEMENT/LEASING/OPERATIONS					
1	Monthly rent rolls, prior year and YTD, in Excel. To include all lease charges broken out, to include monthly rent, security deposits, financial concessions, other concessions, lease term, extension options, defaults (financial or otherwise), unit square footage and such other information as Buyer may require. *(If a REIT 3-14 audit applies, key to receive - provides additional support to help substantiate the revenue recording/collection process).*				
2	Current leases for all tenants with all available tenant correspondence files, including amendments/letters/agreements/default notices given or received, with all historical litigation pleadings, if any. PLEASE INDICATE FORMAT OF LEASE FILES – HARD COPY OR ELECTRONIC – ACCESS TO ELECTRONIC FILES IS PREFERRED.				
3	Current form of lease with all addenda				
4	List of leases under negotiation or currently out for signature				
5	Market Rent Survey				
6	Occupancy history, monthly for past 3 years and current YTD				
7	Current staff list (names, titles, hire dates, salary, unit info, hours per week, list of benefits, commissions offered, if any)				
8	Job descriptions for staff positions				
9	Worker's Comp insurance loss run history, including Experience Modification Rate, for current management company (YTD & past 3 yrs.)				
10	OSHA 300 Log (most recent 3 years)				
11	Amenity Report (listing amenities per unit type, with any adjustment in rent) - current				
12	Resident Demographics Report - current				
13	List of all active (within last 6 mos.) vendors utilized at the property, including name, function, contact information				
14	All operating and management service contracts, including but not limited to:				
	a. Advertising (including any apt. locator services & pay-per-lease agreements)				
	b. Alarm monitoring (including any firm alarm & security cameras)				
	c. Cable/TV (including any revenue sharing programs); if none, please				

Due Diligence Checklist

Page 3 of 7

Document		Delivered (Date)	Not applicable to Property	Not available to Owner	Notes
	indicate so in writing				
	d. Elevator				
	e. Equipment leases (such as copier, postage machines, key control systems)				
	f. Fire extinguisher (including any fire sprinkler systems)				
	g. Furniture rental				
	h. HVAC				
	i. Internet (including any leased equipment such as modems and firewalls				
	j. Janitorial services (including any uniform cleaning services)				
	k. Landscaping (including any pond/lake maintenance and snow removal)				
	l. Laundry				
	m. Pest control (including any termite contracts)				
	n. Phone (landlines, cell phones, pagers, answering service)				
	o. Pool (maintenance, emergency phone, etc.)				
	q. Security (including any on-site courtesy officer arrangements)				
	r. Trash (including recycling programs); Also a copy of the most recent invoice				
	s. Revenue Sharing (such as vending machines, pay phones)				
	t. Collection Recovery				
	u. Credit/application verification				
	w. Software (including any property management software such as OneSite, Yardi, etc.)				
	x. Common Area Services (such as office cleaning, dog waste removal, etc.)				
	y. Utility Billing by Third Party				
	z. Gate/Access Systems (including software for programming access cards/remotes)				
	aa. Towing/Parking Services				
	bb. Website Domain (including any website hosting)				
	cc. Boiler Maintenance and Water Treatment				
15	Copies of all default and other material notices given or received under any service contracts				
16	Copies of all current Certificates of Liability Insurance for any commercial				

Due Diligence Checklist

Page 4 of 7

Document		Delivered (Date)	Not applicable to Property	Not available to Owner	Notes
	tenants (including laundry and cell towers)				
PHYSICAL ITEMS					
1	Marketing photos, including aerial photos if available				
2	List of fire safety equipment, such as smoke sensors, suppression devices, etc. (including system type, rating, map of locations, etc.)				
3	Fire/Life Safety Inspection Report (current) with proof of completion of any required work				
4	Current insurance certificates and declarations pages: Evidence of Commercial Property Insurance and Certificate of Insurance				
5	Insurance loss run history, past 3 years and YTD (property & general liability)				
6	Any existing third party reports, including but not limited to:				
	a. Certified, as-built ALTA Survey				
	b. Asbestos, Lead-Based Paint, or Mold Reports and/or Operations & Maintenance (O&M) Plans				
	c. Engineering study or inspection (structural or otherwise)				
	d. Phase I Environmental, with any Radon Testing Results				
	e. Property Condition Report				
	f. Soils/Geotechnical and, if new construction, concrete				
	g. Termite				
TITLE AND AGREEMENTS					
1	Existing Owner's Title Insurance Policy and current Title Insurance Commitment with copies of all recorded documents referenced therein				
2	Zoning: any reports, compliance letters, maps, ordinances, amendments, CC&R's, special use permits, etc.				
3	Pending litigation summary and copies of all pleadings, if applicable				
4	Governmental Agreements: Any city or county development agreements, bonds, tax increment financing agreements, municipal utility agreements, etc.				
5	Condo / Association documents, if applicable (articles of incorporation, bylaws, CC&R's, Declaration of Horizontal Regime, budgets, material notices, rules and regulations, names of officers/directors, contact information, etc.)				

Due Diligence Checklist

Page 5 of 7

Document		Delivered (Date)	Not applicable to Property	Not available to Owner	Notes
	IF PROPERTY IS SUBJECT TO CONDO, HOA OR OTHER ASSOCATION, PLEASE ALSO INDICATE WHETHER SELLER CONTROLS THE ASSOCIATION OR HAS ELECTED/APPOINTED ANY OFFICERS/DIRECTORS, in which event we also need: all contracts to which the association is a party (including management agreement and service contracts, bank statements, list of members, status of dues/delinquency report and other books and records				
6	Development Agreements: Any development agreements or restrictions with any private party				
7	Access Agreements: Any agreements for shared roadways, driveways or other access				
8	Amenities Agreements: Any reciprocal easement agreements or shared used agreements for any amenities				
9	Any other agreements that will be binding on the property after closing or that provide any material benefit to or obligation on the property, including any specific plan associated with subdivision				
10	All default and other material notices given or received relating to any violation of or material matters concerning any governmental approvals, any covenants, conditions, restrictions, encumbrances, affecting the Property, or any laws, statutes, rules, regulations or ordinances applicable to the Property				
REIT 3-14 AUDIT ITEMS (if applicable)					
Note: The requests below represent what can reasonably be expected in an audit; however additional requests may be required.					
1	Trial Balance, prior year, most recent quarter-end and YTD (in Excel format)				
2	Payroll Selections: A list of all employees for the prior year period with payroll-related information such as hire date, pay rate, any commission structure. A sample will then be selected of employees and pay periods to see underlying payment support (payroll register, employee files, timecards, offer letter, bank statement evidencing payment).				
3	Cash Disbursement Journal or Check Register (prior year, most recent quarter-end, YTD and updated through date of acquisition)				
4	Bank Statements and Reconciliations, prior year, most recent quarter-end and YTD (monthly)				
5	Tax bills (Real Property & Personal Property) - Proof of payment for past				

Due Diligence Checklist

Page 6 of 7

Document		Delivered (Date)	Not applicable to Property	Not available to Owner	Notes
	full calendar year and YTD				
6	Property management agreement; indicate whether entity is related party for disclosure purposes				
7	Copies of insurance policies and declarations pages, last full calendar year and for the current year.				
8	Rental Revenue Selections: Current (or former) lease selections, with copies of back-up for rents received (for both resident and any housing authority portion paid, as applicable), prior year and YTD (25 selections to be made by Buyer's independent REIT 3-14 auditors).				
9	Tenant Reimbursement & Other Revenue Selections: For Tenant Reimbursement, provide support as requested by auditors that is tied directly to a selected lease and paid monthly (may be the same as the rental similar to rental revenue requests). For Other Revenue, provide support as requested by auditors for any selected one time charges, such as application fees, termination fees, etc., that may not be directly supported by a lease. Number of Selections TBD.				
10	Expense Selections: Support includes check copies, invoices and bank statements evidencing payment. Number of selections TBD.				

Due Diligence Checklist

Page 7 of 7

EXHIBIT C
TO PURCHASE AND SALE AGREEMENT

SPECIAL WARRANTY DEED

NOTICE OF CONFIDENTIALITY RIGHTS. IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

THE STATE OF TEXAS	§
	§	KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF DENTON	§

PAC ENCLAVE AT VISTA RIDGE, LLC, a Delaware limited liability company ("Grantor"), for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) cash and other good and valuable consideration to it paid by ________________, a ____________________("Grantee"), whose mailing address is ____________________________________, the receipt and sufficiency of which are hereby acknowledged and confessed, has GRANTED, BARGAINED, SOLD, and CONVEYED, and by these presents does GRANT, BARGAIN, SELL, and CONVEY unto the Grantee that certain tract of land ("Land") described in Exhibit "A" hereto, together with all improvements, if any, thereon and all rights and appurtenances appertaining thereto (with the foregoing collectively called the "Property").

This Deed is executed by Grantor and accepted by Grantee subject to the following: (i) Assumed Taxes (as hereinafter defined), (ii) the rights of tenants under leases for the Property, as tenants only, (iii) any matters affecting the Property which would be disclosed by a physical inspection of the Property and/or an accurate survey of the Property, and (iv) the matters listed in Exhibit "B" hereto (with the items listed in (i) through (iv) collectively referred to as the "Permitted Encumbrances").

This conveyance is being made by Grantor and accepted by Grantee subject to taxes for the year 2017, and subject to any taxes and assessments imposed for 2017, payment of which Grantee assumes (the "Assumed Taxes"), there having been a proper proration of ad valorem taxes for the current calendar year between Grantor and Grantee.

TO HAVE AND TO HOLD the Property together with all and singular the rights and appurtenances thereto in anywise belonging unto Grantee, its legal representatives, successors, and assigns forever; and Grantor does hereby bind itself, its legal representatives, successors, and assigns to WARRANT AND FOREVER DEFEND all and singular the Property, subject to the Permitted Encumbrances, unto Grantee, its legal representatives, successors, and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through, or under Grantor, but not otherwise.

[SIGNATURE PAGE FOLLOWS]

{10610630;2}

WITNESS THE EXECUTION HEREOF to be effective as of the ___ day of ______, 2017, by:

GRANTOR:

PAC ENCLAVE AT VISTA RIDGE, LLC, a Delaware limited liability Company

By:	Preferred Apartment Communities, Operating Partnership, L.P., a Delaware
limited partnership, its Manager

By:	Preferred Apartment Advisors, LLC, a Delaware limited liability company, its Agent

	By:	_____________________________
Jeffrey R. sprain
Senior Vice President, General
Counsel and Secretary

STATE OF GEORGIA	§
§
COUNTY OF FULTON	§

This instrument was acknowledged before me on the ___ day of _______, 2017, by Jeffrey R. Sprain, in his capacity as the Senior Vice President, General Counsel and Secretary of Preferred Apartment Advisors, LLC, a Delaware limited liability company, in its capacity as the Agent of Preferred Apartment Communities Operating Partnership, L.P., a Delaware limited partnership, in its capacity as the Manager of PAC Enclave At Vista Ridge, LLC, a Delaware limited liability company, on behalf of said limited liability company.

____________________________
Notary Public, State of Georgia

____________________________
Notary's Typed or Printed Name

My Commission Expires: _________________

{10610630;2}

EXHIBIT “A”
LEGAL DESCRIPTION OF PROPERTY
Tract 1: (Fee Simple)

BEING a tract of land situated in the Thomas B. Garvin Survey, Abstract No. 506 in the City of Lewisville, Denton County, Texas and being all of Lot 1, Block A of THE VINEYARDS at VISTA RIDGE, an addition to the City of Lewisville, Denton County, Texas, according to the plat thereof recorded in Cabinet U, Page 534 of the Plat Records of Denton County, Texas and being all of the called 14.967 acre tract of land described in a Special Warranty Deed to PAC Enclave At Vista Ridge, LLC, recorded in Document No. 2014-98304 of the Real Property Records of Denton County, Texas, and being more particularly described as follows:

BEGINNING at an iron rod with cap found in the East right-of-way line of Mac Arthur Boulevard (120’ ROW), for the Northwest corner of aforementioned Lot 1, Block A, and for the southerly most West corner of Lot 3, Block H of VISTA RIDGE an addition to the City of Lewisville, Denton County, Texas, according to the plat thereof recorded in Cabinet F, Slide 271 of the Plat Records of Denton County, Texas;

THENCE with the common line of said Lot 1 and Lot 3, Block H, the following courses and distances to wit:

North 89 degrees 31 minutes 08 seconds East, a distance of 329.24 feet to an iron rod with cap found for corner;

South 80 degrees 14 minutes 49 seconds East, a distance of 94.37 feet to an iron rod with cap found for corner;

South 68 degrees 56 minutes 57 seconds East, a distance of 186.45 feet to an iron rod with cap found for corner;

North 76 degrees 28 minutes 05 seconds East, a distance of 162.51 feet to a 5/8-inch “KHA” capped iron rod set for corner;

North 67 degrees 42 minutes 21 seconds East, a distance of 131.85 feet to a 5/8-inch “KHA” capped iron rod set for corner;

North 87 degrees 59 minutes 20 seconds East, a distance of 143.09 feet to a 5/8-inch “KHA” capped iron rod set for corner;

South 83 degrees 42 minutes 43 seconds East, a distance of 127.94 feet to a 5/8-inch “KHA” capped iron rod set for the Northeast corner of said Lot 1, same being the Northwest corner of Lot 2, Block A of VISTA POINT EAST ADDITION, an addition to the City of Lewisville, Denton County, Texas, according to the plat thereof recorded in Cabinet X, Page 982 of the Plat Records of Denton County, Texas;

{10610630;2}

THENCE leaving the South line of said Lot 3 and along the common line of said Lot 1 and Lot 2, Block A, the following courses and distances to wit:

South 01 degrees 06 minutes 32 seconds West, a distance of 550.61 feet to an iron rod with cap found for the Southeast corner of said Lot 1;

South 78 degrees 42 minutes 58 seconds West, a distance of 130.45 feet to a 5/8-inch iron rod found for the most westerly corner of said Lot 2, same being on the North line of Lot 4, Block A of VISTA RIDGE/MACARTHUR ADDITION, an addition to the City of Lewisville, Denton County, Texas, according to the plat thereof recorded in Cabinet V, Page 230 of the Plat Records of Denton County, Texas;

THENCE leaving the West line of said Lot 2 and along the common line of said Lot 1 and Lot 4, Block A, the following courses and distances to wit:

South 85 degrees 29 minutes 29 seconds West, a distance of 451.67 feet to an iron rod with cap found for the beginning of a tangent curve to the left, having a central angle of 10 degrees 01 minutes 40 seconds, a radius of 315.00 feet, and a chord bearing and distance of South 80 degrees 28 minutes 39 seconds West, 55.06 feet;

Southwesterly with said curve to the left, an arc distance of 55.13 feet to a 5/8-inch iron rod found for corner;

South 75 degrees 27 minutes 49 seconds West, a distance of 356.42 feet to an “X” cut found in the West right-of-way line dedicated to the City of Lewisville, Texas for deceleration lane in MacArthur Boulevard and for the beginning of a non-tangent curve to the right;

THENCE with the West right-of-way line of said Mac Arthur Boulevard, the following courses and distances to wit:

Northwesterly with said curve to the right, through a central angle of 01 degrees 14 minutes 12 seconds, having a radius of 5328.00 feet, and a chord bearing and distance of North 14 degrees 17 minutes 39 seconds West, 115.00 feet, an arc distance of 115.00 feet to a 5/8” iron rod with "KHA" cap set for corner;

North 64 degrees 21 minutes 40 seconds West, a distance of 15.50 feet to a 5/8” iron rod with "KHA" cap set for the beginning of a non-tangent curve to the right;

Northwesterly with said curve to the right, through a central angle of 03 degrees 24 minutes 58 seconds, having a radius of 5340.00 feet, and a chord bearing and distance of North 11 degrees 51 minutes 45 seconds West, 318.34 feet, an arc distance of 318.39 feet to a 5/8” iron rod found for corner;

North 10 degrees 09 minutes 16 seconds West, a distance of 286.04 feet to the POINT OF BEGINNING and containing 14.967 acres (651,957 square feet) of land, more or less.

Tract 2: (Easement Estate)

Non-Exclusive easement rights created pursuant to that certain 10 foot x 25 foot Private Utility Easement executed by and between D-F Pacific No. 2, Inc., and Dallas Estancia at Vista Ridge, L.P., dated 11/15/2002, filed 11/22/2002, recorded in Volume 5219, Page 3738, Real Property Records, Denton County, Texas.

{10610630;2}

EXHIBIT “B”

PERMITTED ENCUMBRANCES

{10610630;2}

EXHIBIT D
TO PURCHASE AND SALE AGREEMENT

BILL OF SALE

BILL OF SALE
THIS BILL OF SALE is made and delivered this _____ day of __________, 2017, by PAC Enclave At Vista Ridge, LLC, a Delaware limited liability company (hereinafter referred to as “Seller”), and ________________________, a ______________ (hereinafter referred to as “Purchaser”).
W I T N E S S E T H:
WHEREAS, of even date herewith, Seller has conveyed to Purchaser the real property referenced on Exhibit “A” attached hereto and by this reference made a part hereof (hereinafter referred to as the “Real Property”).
NOW, THEREFORE, for value received and in further consideration of the sum of Ten and No/100 Dollars ($10.00), and other good and valuable consideration, in hand paid by Purchaser to Seller, the receipt and sufficiency of which are hereby acknowledged by Seller, Seller does hereby grant and convey to Purchaser all of Seller’s right, title and interest in and to any and all personal property, fixtures and equipment located within or on the Real Property as of the date hereof and including, without limitation, the items of personal property set forth on Exhibit “B” attached hereto and by this reference made a part hereof (collectively, the “Personal Property”).
TO HAVE AND TO HOLD the Personal Property hereby conveyed unto Purchaser, its successors and assigns, forever.

Seller hereby represents and warrants to Purchaser that Seller is the absolute owner of the Personal Property, and that Seller has full right, power, and authority to sell the Personal Property and to enter into this Bill of Sale.
ALL of the Personal Property is being granted and conveyed by Seller and being acquired by Purchaser without recourse or express or implied warranty, and in an “AS IS, WHERE IS” condition.

[SIGNATURES COMMENCE ON NEXT PAGE]

{10610630;2}

IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be properly signed, sealed and delivered as of the day and year first above written.

"SELLER:"

PAC ENCLAVE AT VISTA RIDGE, LLC, a
Delaware limited liability Company

By:	Preferred Apartment Communities Operating
Partnership, L.P., a Delaware limited
partnership, its Manager

By:	Preferred Apartment Advisors, LLC, a Delaware
limited liability company, its
Agent

By: _____________________________
Jeffrey R. Sprain
Senior Vice President, General
Counsel and Secretary

{10610630;2}

EXHIBIT “A”
to Bill of Sale

LEGAL DESCRIPTION

Tract 1: (Fee Simple)

BEING a tract of land situated in the Thomas B. Garvin Survey, Abstract No. 506 in the City of Lewisville, Denton County, Texas and being all of Lot 1, Block A of THE VINEYARDS at VISTA RIDGE, an addition to the City of Lewisville, Denton County, Texas, according to the plat thereof recorded in Cabinet U, Page 534 of the Plat Records of Denton County, Texas and being all of the called 14.967 acre tract of land described in a Special Warranty Deed to PAC Enclave At Vista Ridge, LLC, recorded in Document No. 2014-98304 of the Real Property Records of Denton County, Texas, and being more particularly described as follows:

BEGINNING at an iron rod with cap found in the East right-of-way line of Mac Arthur Boulevard (120’ ROW), for the Northwest corner of aforementioned Lot 1, Block A, and for the southerly most West corner of Lot 3, Block H of VISTA RIDGE an addition to the City of Lewisville, Denton County, Texas, according to the plat thereof recorded in Cabinet F, Slide 271 of the Plat Records of Denton County, Texas;

THENCE with the common line of said Lot 1 and Lot 3, Block H, the following courses and distances to wit:

North 89 degrees 31 minutes 08 seconds East, a distance of 329.24 feet to an iron rod with cap found for corner;

South 80 degrees 14 minutes 49 seconds East, a distance of 94.37 feet to an iron rod with cap found for corner;

South 68 degrees 56 minutes 57 seconds East, a distance of 186.45 feet to an iron rod with cap found for corner;

North 76 degrees 28 minutes 05 seconds East, a distance of 162.51 feet to a 5/8-inch “KHA” capped iron rod set for corner;

North 67 degrees 42 minutes 21 seconds East, a distance of 131.85 feet to a 5/8-inch “KHA” capped iron rod set for corner;

North 87 degrees 59 minutes 20 seconds East, a distance of 143.09 feet to a 5/8-inch “KHA” capped iron rod set for corner;

South 83 degrees 42 minutes 43 seconds East, a distance of 127.94 feet to a 5/8-inch “KHA” capped iron rod set for the Northeast corner of said Lot 1, same being the Northwest corner of Lot 2, Block A of VISTA POINT EAST ADDITION, an addition to the City of Lewisville, Denton County, Texas, according to the plat thereof recorded in Cabinet X, Page 982 of the Plat Records of Denton County, Texas;

{10610630;2}

THENCE leaving the South line of said Lot 3 and along the common line of said Lot 1 and Lot 2, Block A, the following courses and distances to wit:

South 01 degrees 06 minutes 32 seconds West, a distance of 550.61 feet to an iron rod with cap found for the Southeast corner of said Lot 1;

South 78 degrees 42 minutes 58 seconds West, a distance of 130.45 feet to a 5/8-inch iron rod found for the most westerly corner of said Lot 2, same being on the North line of Lot 4, Block A of VISTA RIDGE/MACARTHUR ADDITION, an addition to the City of Lewisville, Denton County, Texas, according to the plat thereof recorded in Cabinet V, Page 230 of the Plat Records of Denton County, Texas;

THENCE leaving the West line of said Lot 2 and along the common line of said Lot 1 and Lot 4, Block A, the following courses and distances to wit:

South 85 degrees 29 minutes 29 seconds West, a distance of 451.67 feet to an iron rod with cap found for the beginning of a tangent curve to the left, having a central angle of 10 degrees 01 minutes 40 seconds, a radius of 315.00 feet, and a chord bearing and distance of South 80 degrees 28 minutes 39 seconds West, 55.06 feet;

Southwesterly with said curve to the left, an arc distance of 55.13 feet to a 5/8-inch iron rod found for corner;

South 75 degrees 27 minutes 49 seconds West, a distance of 356.42 feet to an “X” cut found in the West right-of-way line dedicated to the City of Lewisville, Texas for deceleration lane in MacArthur Boulevard and for the beginning of a non-tangent curve to the right;

THENCE with the West right-of-way line of said Mac Arthur Boulevard, the following courses and distances to wit:

Northwesterly with said curve to the right, through a central angle of 01 degrees 14 minutes 12 seconds, having a radius of 5328.00 feet, and a chord bearing and distance of North 14 degrees 17 minutes 39 seconds West, 115.00 feet, an arc distance of 115.00 feet to a 5/8” iron rod with "KHA" cap set for corner;

North 64 degrees 21 minutes 40 seconds West, a distance of 15.50 feet to a 5/8” iron rod with "KHA" cap set for the beginning of a non-tangent curve to the right;

Northwesterly with said curve to the right, through a central angle of 03 degrees 24 minutes 58 seconds, having a radius of 5340.00 feet, and a chord bearing and distance of North 11 degrees 51 minutes 45 seconds West, 318.34 feet, an arc distance of 318.39 feet to a 5/8” iron rod found for corner;

North 10 degrees 09 minutes 16 seconds West, a distance of 286.04 feet to the POINT OF BEGINNING and containing 14.967 acres (651,957 square feet) of land, more or less.

{10610630;2}

Tract 2: (Easement Estate)

Non-Exclusive easement rights created pursuant to that certain 10 foot x 25 foot Private Utility Easement executed by and between D-F Pacific No. 2, Inc., and Dallas Estancia at Vista Ridge, L.P., dated 11/15/2002, filed 11/22/2002, recorded in Volume 5219, Page 3738, Real Property Records, Denton County, Texas.

{10610630;2}

EXHIBIT “B”
to Bill of Sale

LIST OF PERSONAL PROPERTY

{10610630;2}

EXHIBIT E
TO PURCHASE AND SALE AGREEMENT

CERTIFICATION OF NON-FOREIGN STATUS
Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform __________________, a ______________________ ("Transferee"), that withholding of tax is not required upon the disposition to Transferee of a U.S. real property interest in the real property more particularly described in Exhibit “A” attached hereto by PREFERRED APARTMENT COMMUNITIES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("Transferor"), the beneficial owner of PAC ENCLAVE AT VISTA RIDGE, LLC, a Delaware limited liability company, the undersigned, in his capacity as Senior Vice President, General Counsel and Secretary Vice President of Preferred Apartment Advisors, LLC, a Delaware limited liability company, the Agent of Transferor, but not individually, hereby certifies to Transferee the following on behalf of Transferor:

1.	Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and the regulations thereunder);

2.	Transferor is not a disregarded entity (as that term is defined in the Code and the regulations thereunder, including, without limitation, Reg. Sec. 1.1445-2(b) (iii)).

3.	The U.S. employer identification number of Transferor is __________________; and

4.	The address of Transferor is:

Preferred Apartment Communities Operating Partnership, L.P.
3284 Northside Parkway, Suite 150
Atlanta, Georgia 30327

Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.
Under penalties of perjury, I declare that I have examined this certification and it is true, correct and complete.

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Signed, sealed and delivered this ____ day	"TRANSFEROR":
of _______, 2017 in the presence of
___________________________	PREFERRED APARTMENT COMMUNITIES
Notary Public	OPERATING PARTNERSHIP, L.P., a Delaware
limited partnership
My Commission Expires:
___________________________	By:	Preferred Apartment Advisors, LLC, a
[NOTARIAL SEAL]		Delaware limited liability company, its
Agent

By: ______________________________
Jeffrey R. Sprain
Senior Vice President, General
Counsel and Secretary

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EXHIBIT “A”

LEGAL DESCRIPTION

Tract 1: (Fee Simple)

BEING a tract of land situated in the Thomas B. Garvin Survey, Abstract No. 506 in the City of Lewisville, Denton County, Texas and being all of Lot 1, Block A of THE VINEYARDS at VISTA RIDGE, an addition to the City of Lewisville, Denton County, Texas, according to the plat thereof recorded in Cabinet U, Page 534 of the Plat Records of Denton County, Texas and being all of the called 14.964 acre tract of land described in a Special Warranty Deed to Estancia Dallas, LLC, recorded in Document No. 2012-109504 of the Real Property Records of Denton County, Texas, and being more particularly described as follows:

BEGINNING at an iron rod with cap found in the East right-of-way line of Mac Arthur Boulevard (120’ ROW), for the Northwest corner of aforementioned Lot 1, Block A, and for the southerly most West corner of Lot 3, Block H of VISTA RIDGE an addition to the City of Lewisville, Denton County, Texas, according to the plat thereof recorded in Cabinet F, Slide 271 of the Plat Records of Denton County, Texas;

THENCE with the common line of said Lot 1 and Lot 3, Block H, the following courses and distances to wit:

North 89 degrees 31 minutes 08 seconds East, a distance of 329.24 feet to an iron rod with cap found for corner;

South 80 degrees 14 minutes 49 seconds East, a distance of 94.37 feet to an iron rod with cap found for corner;

South 68 degrees 56 minutes 57 seconds East, a distance of 186.45 feet to an iron rod with cap found for corner;

North 76 degrees 28 minutes 05 seconds East, a distance of 162.51 feet to a 5/8-inch “KHA” capped iron rod set for corner;

North 67 degrees 42 minutes 21 seconds East, a distance of 131.85 feet to a 5/8-inch “KHA” capped iron rod set for corner;

North 87 degrees 59 minutes 20 seconds East, a distance of 143.09 feet to a 5/8-inch “KHA” capped iron rod set for corner;

South 83 degrees 42 minutes 43 seconds East, a distance of 127.94 feet to a 5/8-inch “KHA” capped iron rod set for the Northeast corner of said Lot 1, same being the Northwest corner of Lot 2, Block A of VISTA POINT EAST ADDITION, an addition to the City of Lewisville, Denton County, Texas, according to the plat thereof recorded in Cabinet X, Page 982 of the Plat Records of Denton County, Texas;

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THENCE leaving the South line of said Lot 3 and along the common line of said Lot 1 and Lot 2, Block A, the following courses and distances to wit:

South 01 degrees 06 minutes 32 seconds West, a distance of 550.61 feet to an iron rod with cap found for the Southeast corner of said Lot 1;

South 78 degrees 42 minutes 58 seconds West, a distance of 130.45 feet to a 5/8-inch iron rod found for the most westerly corner of said Lot 2, same being on the North line of Lot 4, Block A of VISTA RIDGE/MACARTHUR ADDITION, an addition to the City of Lewisville, Denton County, Texas, according to the plat thereof recorded in Cabinet V, Page 230 of the Plat Records of Denton County, Texas;

THENCE leaving the West line of said Lot 2 and along the common line of said Lot 1 and Lot 4, Block A, the following courses and distances to wit:

South 85 degrees 29 minutes 29 seconds West, a distance of 451.67 feet to an iron rod with cap found for the beginning of a tangent curve to the left, having a central angle of 10 degrees 01 minutes 40 seconds, a radius of 315.00 feet, and a chord bearing and distance of South 80 degrees 28 minutes 39 seconds West, 55.06 feet;

Southwesterly with said curve to the left, an arc distance of 55.13 feet to a 5/8-inch iron rod found for corner;

South 75 degrees 27 minutes 49 seconds West, a distance of 356.42 feet to an “X” cut found in the West right-of-way line dedicated to the City of Lewisville, Texas for deceleration lane in MacArthur Boulevard and for the beginning of a non-tangent curve to the right;

THENCE with the West right-of-way line of said Mac Arthur Boulevard, the following courses and distances to wit:

Northwesterly with said curve to the right, through a central angle of 01 degrees 14 minutes 12 seconds, having a radius of 5328.00 feet, and a chord bearing and distance of North 14 degrees 17 minutes 39 seconds West, 115.00 feet, an arc distance of 115.00 feet to a 5/8” iron rod with "KHA" cap set for corner;

North 64 degrees 21 minutes 40 seconds West, a distance of 15.50 feet to a 5/8” iron rod with "KHA" cap set for the beginning of a non-tangent curve to the right;

Northwesterly with said curve to the right, through a central angle of 03 degrees 24 minutes 58 seconds, having a radius of 5340.00 feet, and a chord bearing and distance of North 11 degrees 51 minutes 45 seconds West, 318.34 feet, an arc distance of 318.39 feet to a 5/8” iron rod found for corner;

North 10 degrees 09 minutes 16 seconds West, a distance of 286.04 feet to the POINT OF BEGINNING and containing 14.967 acres (651,957 square feet) of land, more or less.

Tract 2: (Easement Estate)

Non-Exclusive easement rights created pursuant to that certain 10 foot x 25 foot Private Utility Easement executed by and between D-F Pacific No. 2, Inc., and Dallas Estancia at Vista Ridge, L.P., dated 11/15/2002, filed 11/22/2002, recorded in Volume 5219, Page 3738, Real Property Records, Denton County, Texas.

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EXHIBIT F
TO PURCHASE AND SALE AGREEMENT
AFFIDAVIT AS TO DEBTS AND LIENS AND PARTIES IN POSSESSION
(ENTITY OWNER)

GF#: ______________________ (THE “TITLE COMMITMENT”).

SUBJECT PROPERTY: ENCLAVE AT VISTA RIDGE, MORE PARTICULARLY DESCRIBED ON EXHIBIT “A” ATTACHED HERETO AND MADE A PART HEREOF.

OWNER: PAC ENCLAVE AT VISTA RIDGE, LLC, a Delaware limited liability company.

PURCHASER: __________________, a ______________________________________.

STATE OF TEXAS
COUNTY OF DENTON

BEFORE ME, the undersigned authority, on this day personally appeared Jeffrey R. Sprain (“Affiant”), in his capacity as the Senior Vice President, General Counsel and Secretary of Preferred Apartment Advisors, LLC, a Delaware limited liability company, in its capacity as the Agent of Preferred Apartment Communities Operating Partnership, L.P., a Delaware limited partnership, in its capacity as the Manager of PAC Enclave At Vista Ridge, LLC, a Delaware limited liability company (“Owner”), and is personally known to me to be the person whose name is subscribed hereto and upon oath deposes and says that:

1.	To the best knowledge and belief of Affiant:

a.	The charges for all labor and materials that may have been furnished to the Subject Property or to the improvements thereon have been fully paid.

b.	All contracts for the furnishing of labor or materials to the Subject Property or for improvements thereon have been completed and fully paid.

c.
There are no security agreements or leases affecting any goods or chattels that have become attached, or that will at any later date become attached, to the Subject Property or improvements thereon as fixtures that have not been fully performed and satisfied, which are not shown on the Title Commitment.

d.	There are no loans of any kind on the Subject Property, which are not shown on the Title Commitment.

e.
There are no brokers that have a signed commission agreement with Owner under which a commission is claimed or earned and has not been paid that are not shown on the settlement statement (“Settlement Statement”) executed by Owner and Purchaser in connection with the closing (”Closing”) of the sale and purchase of the Subject Property.

2.	Affiant has no knowledge of a notice of change of use nor has Owner received a notice of change of use by the appraisal district.

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3.
The property is currently being used for the following purposes, and to the best knowledge and belief of Affiant, the improvements, if any, and such use do not violate any restrictive covenants affecting the Subject Property: multi-family apartment project.

4.
There are no proceedings involving Owner, or notice to Owner of any proceedings, by any agency or authority, public or private, that levies taxes or assessments, which may result in taxes or assessments affecting the Subject Property and which are not shown by the Title Commitment.

5.
There are no Judgments, Federal Tax Liens, or State Tax Liens against Owner and/or the Subject Property; Owner is not indebted to the State of Texas for any penalties or wages pursuant to a final order of the Texas Workforce Commission; and neither Owner nor the Subject Property is subject to a claim under the Medicaid Estate Recovery Program.

6.
(a) All ad valorem and personal property taxes (if any), all “use” type business taxes (if any), including but not limited to hotel use and occupancy taxes, and all association/ maintenance type taxes or assessments (if any) that are currently due and payable have been paid or will be paid at Closing and are shown on the Settlement Statement. (b) Any of the above referenced taxes which are the obligation of Owner and which have been prorated on the settlement statements are based on information approved by Owner.

7.
Owner is the only occupant of the property, except for tenants in possession, as of the date hereof, as tenants only, under unrecorded residential leases set forth on the rent roll attached hereto and made a part hereof as Exhibit “B.”

8.
There are no unrecorded contracts; deeds; mortgages; mechanic’s liens; options of any kind, including but not limited to options to purchase or lease; rights of first refusal or requirements of prior approval of a future purchaser or occupant; rights of reentry; rights of reverter; or rights of forfeiture affecting the property or improvements thereon, which are not shown on the Title Commitment.

9.
There are no unrecorded contracts or agreements related to facilities, systems or equipment located on the Subject Property, including but not limited to laundry facilities, cable television systems, central antenna systems, telecommunication systems and alarm systems, which are not shown on the Title Commitment.

10.	No proceedings in bankruptcy or receivership have ever been instituted by or against Owner, and Owner has never made an assignment for the benefit of creditors.

11.	The Subject Property has legal right of access as shown on the current survey of the Subject Property referenced in the Title Commitment.

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This Affidavit is made to the Purchaser and to Heritage Title Company of Austin, Inc., as an inducement to them to complete the above referenced transaction, and Affiant realizes that said Purchaser and Heritage Title Company of Austin, Inc. are relying upon the representations contained herein; and Affiant does hereby swear under the penalties of perjury that the foregoing information is true and correct in all respects, to the best knowledge and belief of Affiant, and that Affiant is authorized to make this Affidavit on behalf of Owner.

EXECUTED effective as of _____________, 2017.

___________________________________
Jeffrey R. Sprain, in his capacity as the
Senior Vice President, General Counsel
and Secretary of Preferred Apartment
Advisors, LLC, in its capacity as the
Agent of Preferred Apartment Communities
Operating Partnership, L.P., in its capacity
as the Manager of PAC Enclave At Vista Ridge, LLC

THE STATE GEORGIA        §
§
COUNTY OF FULTON        §

This instrument was acknowledged before me on the day of _________, 2017, by Jeffrey R. Sprain, in his capacity as the Senior Vice President, General Counsel and Secretary of Preferred Apartment Advisors, LLC, a Delaware limited liability company, in its capacity as the Agent of Preferred Apartment Communities Operating Partnership, L.P., a Delaware limited partnership, in its capacity as the Manager of PAC Enclave At Vista Ridge, LLC, a Delaware limited liability company, on behalf of said limited liability company.

____________________________
Notary Public, State of Georgia

____________________________
Notary's Typed or Printed Name

My Commission Expires: _________________

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EXHIBIT “A”
To Affidavit As To Debts And Liens And Parties In Possession

LEGAL DESCRIPTION

Tract 1: (Fee Simple)

BEING a tract of land situated in the Thomas B. Garvin Survey, Abstract No. 506 in the City of Lewisville, Denton County, Texas and being all of Lot 1, Block A of THE VINEYARDS at VISTA RIDGE, an addition to the City of Lewisville, Denton County, Texas, according to the plat thereof recorded in Cabinet U, Page 534 of the Plat Records of Denton County, Texas and being all of the called 14.967 acre tract of land described in a Special Warranty Deed to PAC Enclave At Vista Ridge, LLC, recorded in Document No. 2014-98304 of the Real Property Records of Denton County, Texas, and being more particularly described as follows:

BEGINNING at an iron rod with cap found in the East right-of-way line of Mac Arthur Boulevard (120’ ROW), for the Northwest corner of aforementioned Lot 1, Block A, and for the southerly most West corner of Lot 3, Block H of VISTA RIDGE an addition to the City of Lewisville, Denton County, Texas, according to the plat thereof recorded in Cabinet F, Slide 271 of the Plat Records of Denton County, Texas;

THENCE with the common line of said Lot 1 and Lot 3, Block H, the following courses and distances to wit:

North 89 degrees 31 minutes 08 seconds East, a distance of 329.24 feet to an iron rod with cap found for corner;

South 80 degrees 14 minutes 49 seconds East, a distance of 94.37 feet to an iron rod with cap found for corner;

South 68 degrees 56 minutes 57 seconds East, a distance of 186.45 feet to an iron rod with cap found for corner;

North 76 degrees 28 minutes 05 seconds East, a distance of 162.51 feet to a 5/8-inch “KHA” capped iron rod set for corner;

North 67 degrees 42 minutes 21 seconds East, a distance of 131.85 feet to a 5/8-inch “KHA” capped iron rod set for corner;

North 87 degrees 59 minutes 20 seconds East, a distance of 143.09 feet to a 5/8-inch “KHA” capped iron rod set for corner;

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South 83 degrees 42 minutes 43 seconds East, a distance of 127.94 feet to a 5/8-inch “KHA” capped iron rod set for the Northeast corner of said Lot 1, same being the Northwest corner of Lot 2, Block A of VISTA POINT EAST ADDITION, an addition to the City of Lewisville, Denton County, Texas, according to the plat thereof recorded in Cabinet X, Page 982 of the Plat Records of Denton County, Texas;

THENCE leaving the South line of said Lot 3 and along the common line of said Lot 1 and Lot 2, Block A, the following courses and distances to wit:

South 01 degrees 06 minutes 32 seconds West, a distance of 550.61 feet to an iron rod with cap found for the Southeast corner of said Lot 1;

South 78 degrees 42 minutes 58 seconds West, a distance of 130.45 feet to a 5/8-inch iron rod found for the most westerly corner of said Lot 2, same being on the North line of Lot 4, Block A of VISTA RIDGE/MACARTHUR ADDITION, an addition to the City of Lewisville, Denton County, Texas, according to the plat thereof recorded in Cabinet V, Page 230 of the Plat Records of Denton County, Texas;

THENCE leaving the West line of said Lot 2 and along the common line of said Lot 1 and Lot 4, Block A, the following courses and distances to wit:

South 85 degrees 29 minutes 29 seconds West, a distance of 451.67 feet to an iron rod with cap found for the beginning of a tangent curve to the left, having a central angle of 10 degrees 01 minutes 40 seconds, a radius of 315.00 feet, and a chord bearing and distance of South 80 degrees 28 minutes 39 seconds West, 55.06 feet;

Southwesterly with said curve to the left, an arc distance of 55.13 feet to a 5/8-inch iron rod found for corner;

South 75 degrees 27 minutes 49 seconds West, a distance of 356.42 feet to an “X” cut found in the West right-of-way line dedicated to the City of Lewisville, Texas for deceleration lane in MacArthur Boulevard and for the beginning of a non-tangent curve to the right;

THENCE with the West right-of-way line of said Mac Arthur Boulevard, the following courses and distances to wit:

Northwesterly with said curve to the right, through a central angle of 01 degrees 14 minutes 12 seconds, having a radius of 5328.00 feet, and a chord bearing and distance of North 14 degrees 17 minutes 39 seconds West, 115.00 feet, an arc distance of 115.00 feet to a 5/8” iron rod with "KHA" cap set for corner;

North 64 degrees 21 minutes 40 seconds West, a distance of 15.50 feet to a 5/8” iron rod with "KHA" cap set for the beginning of a non-tangent curve to the right;

Northwesterly with said curve to the right, through a central angle of 03 degrees 24 minutes 58 seconds, having a radius of 5340.00 feet, and a chord bearing and distance of North 11 degrees 51 minutes 45 seconds West, 318.34 feet, an arc distance of 318.39 feet to a 5/8” iron rod found for corner;

North 10 degrees 09 minutes 16 seconds West, a distance of 286.04 feet to the POINT OF BEGINNING and containing 14.967 acres (651,957 square feet) of land, more or less.

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Tract 2: (Easement Estate)

Non-Exclusive easement rights created pursuant to that certain 10 foot x 25 foot Private Utility Easement executed by and between D-F Pacific No. 2, Inc., and Dallas Estancia at Vista Ridge, L.P., dated 11/15/2002, filed 11/22/2002, recorded in Volume 5219, Page 3738, Real Property Records, Denton County, Texas.

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EXHIBIT “B”
To Affidavit As To Debts And Liens And Parties In Possession

[See attached rent roll]

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EXHIBIT G
TO PURCHASE AND SALE AGREEMENT
CERTIFICATE OF SELLER
CERTIFICATION OF REPRESENTATIONS AND WARRANTIES OF SELLER
THIS CERTIFICATION OF REPRESENTATIONS AND WARRANTIES OF SELLER (this Certification”) is made as of the _____ day of _______, 2017, by PAC ENCLAVE AT VISTA RIDGE, LLC, a Delaware limited liability company (“Seller”).

W I T N E S S E T H :

WHEREAS, _____________ entered into that certain Purchase and Sale Agreement, dated as of __________, 2017, with Seller, which agreement was assigned to __________________________ (“Purchaser”) (as assigned, the “Agreement”), with respect to the sale and purchase of improved property (the “Property”) situated in Denton County, Texas and more commonly known as the Enclave At Vista Ridge Apartments consisting of a total of 300 rental apartment units; and

WHEREAS, in accordance with the terms of the Agreement, Seller is required to reaffirm and certify certain representations and warranties made in the Agreement.

NOW, THEREFORE, for and in consideration of the Purchase Price paid by Purchaser to Seller, the receipt and sufficiency of which are hereby acknowledged by Seller, Seller hereby certifies that the representations and warranties made by Seller in Section 4.4 of the Agreement are true, correct and complete, in all material respects, and so remain true, correct and complete, in all material respects, as of the date hereof.

IN WITNESS WHEREOF, Seller has executed this Certification under seal, the day and year first above written.

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SELLER:

PAC ENCLAVE AT VISTA RIDGE, LLC, a
Delaware limited liability Company

By:	Preferred Apartment Communities Operating
Partnership, L.P., a Delaware limited partnership,
its Manager

By:	Preferred Apartment Advisors, LLC, a Delaware
limited liability company, its Agent

By:	_____________________________
Jeffrey R. Sprain
Senior Vice President, General
Counsel and Secretary

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EXHIBIT H
TO PURCHASE AND SALE AGREEMENT
TENANT NOTICE LETTER
___________________________
___________________________

___________, 2017

_____________________
Apartment No._________        NOTICE OF CHANGE OF OWNERSHIP
_____________________

Re:	Notice of Change of Ownership of Enclave At Vista Ridge Apartments, 2701 MacArthur Boulevard, Lewisville, Texas 75067 (the “Property”)
Dear Tenant:

We are pleased to announce to notify you that the property commonly known as _________________, [**ADDRESS**] (“Property”) has this date been sold and the ownership transferred.
In connection with this sale, all of the interest of the lessor under your lease of space in the Property, together with your security deposit, have been transferred to the new owner. You are hereby notified that, from and after the date hereof and until further notice, all future payments under your lease should be made payable to [**COMMUNITY NAME**] and mailed to [**COMMUNITY LEASING OFFICE ADDRESS**]. In addition, all questions or other matters regarding your lease should be directed to the property manager at [**COMMUNITY LEASING OFFICE PHONE NUMBER**].
Thank you for your cooperation.

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Very truly yours,
NEW OWNER:

[SIGNATURES CONTINUED ON NEXT PAGE]

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[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

TRANSFER ACKNOWLEDGED:

PAC ENCLAVE AT VISTA RIDGE, LLC,
a Delaware limited liability Company

By:	Preferred Apartment Communities Operating
Partnership, L.P., a Delaware limited partnership, its Manager

By:	Preferred Apartment Advisors, LLC, a Delaware
limited liability company, its Agent

	By:	______________________________________
Jeffrey R. Sprain
Senior Vice President, General
Counsel and Secretary

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EXHIBIT I
TO PURCHASE AND SALE AGREEMENT
ASSIGNMENT AND ASSUMPTION OF PERSONAL PROPERTY,
LEASES AND SERVICE CONTRACTS
PAC ENCLAVE AT VISTA RIDGE, LLC, a Delaware limited liability company (“Grantor”), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration to it in hand paid by ______________________, a ______________ (“Grantee”), the receipt and sufficiency of which are hereby acknowledged, has Granted, Sold, Assigned, Transferred, Conveyed, and Delivered and does by these presents Grant, Sell, Assign, Transfer, Convey and Deliver unto Grantee, all of Grantor’s rights, titles, and interests in and to the following described properties (the “Assigned Properties”) located in, affixed to and/or arising or used in connection with the improvements (the “Improvements”) situated on the land in Denton County, Texas, more particularly described on Exhibit A attached hereto and made a part hereof for all purposes (the “Land,” which together with the Project is sometimes hereinafter called the “Property”):
(a)    All appliances, fixtures, equipment, machinery, furniture, carpet, drapes and other personal property, if any, owned by Grantor and located on or about the Land and the Improvements or used in connection with or arising out of the ownership, management or operation thereof (the “Tangible Personal Property”), including, without limitation, those items of personal property set forth on Exhibit B attached hereto and incorporated herein;
(b)    Grantor’s interest as landlord under all leases or other occupancy agreements set forth on Exhibit C attached hereto and incorporated herein (collectively, and including all amendments thereto, the “Space Leases”) of space in the Property to which Grantor or its management agent is a party (if any), and all refundable tenant security deposits , pet deposits and other deposits (collectively, the “Deposits”), if any, held by Grantor as of the date of this Assignment and Assumption of Personal Property, Leases and Service Contracts (this “Assignment”);
(c)    Those certain contracts relating to the ownership and operation of the Property (the “Service Contracts”) described on Exhibit D attached hereto; and
(d)    All intangible property (the “Intangible Property”), if any, owned by Grantor and pertaining to the Land, the Improvements, or the Tangible Personal Property, including, without limitation, any telephone and facsimile numbers, trade names, logos, all plans, drawings, specifications, surveys, engineering reports and other technical information with respect to the Improvements, all warranties from third parties in connection with the Improvements or Tangible Personal Property, and all licensee and permits held by or on behalf of Grantor in connection with the Land, Improvements and Tangible Personal Property.
In no event shall this Assignment be deemed to construe, and this Assignment shall not convey, assign or transfer, and any interest of Grantor in the “Excluded Property” as set forth in Section 1.2 of that certain Purchase and Sale Agreement dated as of April ___, 2017 between Grantor and Grantee.

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Grantee hereby assumes the liabilities and obligations of Grantor under the Space Leases and Service Contracts which arise on or after the date hereof and agrees to perform all obligations of Grantor thereunder which are to be performed or which become due on or after the date hereof. Grantor shall indemnify, defend and hold Grantee harmless from any claim, liability, cost or expense (including, without limitation, reasonable attorneys’ fees and costs) arising out of any obligation or liability under the Space Leases or Service Contracts which was to be performed or arising prior to the date hereof. Grantee shall indemnify and hold Grantor harmless from any claim, liability, cost or expense (including, without limitation, reasonable attorneys’ fees and costs) arising out of any obligation or liability under any of the Spaces Leases or Service Contracts arising on or after the date hereof.
Neither this Assignment nor any term, provision, or condition hereof may be changed, amended or modified, and no obligation, duty or liability or any party hereby may be released, discharged or waived, except in a writing signed by all parties hereto.
IN WITNESS WHEREOF, Grantor and Grantee have executed this Assignment and Assumption of Personal Property, Leases and Service Contracts to be effective as of the ___ day of ____________, 2017.

GRANTOR:

PAC ENCLAVE AT VISTA RIDGE, LLC,
a Delaware limited liability Company

By:		Preferred Apartment Communities Operating
Partnership, L.P., a Delaware limited
partnership, its Manager

By:		Preferred Apartment Advisors, LLC, a Delaware
limited liability company, its
Agent

	By:	______________________________________
Jeffrey R. Sprain
Senior Vice President, General
Counsel and Secretary

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

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GRANTEE:

By:	________________________________
Name:	________________________________
Title:	________________________________

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EXHIBIT A
To Assignment and Assumption of Personal Property, Leases and Service Contracts

LEGAL DESCRIPTION

Tract 1: (Fee Simple)

BEING a tract of land situated in the Thomas B. Garvin Survey, Abstract No. 506 in the City of Lewisville, Denton County, Texas and being all of Lot 1, Block A of THE VINEYARDS at VISTA RIDGE, an addition to the City of Lewisville, Denton County, Texas, according to the plat thereof recorded in Cabinet U, Page 534 of the Plat Records of Denton County, Texas and being all of the called 14.967 acre tract of land described in a Special Warranty Deed to PAC Enclave At Vista Ridge, LLC, recorded in Document No. 2014-98304 of the Real Property Records of Denton County, Texas, and being more particularly described as follows:

BEGINNING at an iron rod with cap found in the East right-of-way line of Mac Arthur Boulevard (120’ ROW), for the Northwest corner of aforementioned Lot 1, Block A, and for the southerly most West corner of Lot 3, Block H of VISTA RIDGE an addition to the City of Lewisville, Denton County, Texas, according to the plat thereof recorded in Cabinet F, Slide 271 of the Plat Records of Denton County, Texas;

THENCE with the common line of said Lot 1 and Lot 3, Block H, the following courses and distances to wit:

North 89 degrees 31 minutes 08 seconds East, a distance of 329.24 feet to an iron rod with cap found for corner;

South 80 degrees 14 minutes 49 seconds East, a distance of 94.37 feet to an iron rod with cap found for corner;

South 68 degrees 56 minutes 57 seconds East, a distance of 186.45 feet to an iron rod with cap found for corner;

North 76 degrees 28 minutes 05 seconds East, a distance of 162.51 feet to a 5/8-inch “KHA” capped iron rod set for corner;

North 67 degrees 42 minutes 21 seconds East, a distance of 131.85 feet to a 5/8-inch “KHA” capped iron rod set for corner;

North 87 degrees 59 minutes 20 seconds East, a distance of 143.09 feet to a 5/8-inch “KHA” capped iron rod set for corner;

South 83 degrees 42 minutes 43 seconds East, a distance of 127.94 feet to a 5/8-inch “KHA” capped iron rod set for the Northeast corner of said Lot 1, same being the Northwest corner of Lot 2, Block A of VISTA POINT EAST ADDITION, an addition to the City of Lewisville, Denton County, Texas, according to the plat thereof recorded in Cabinet X, Page 982 of the Plat Records of Denton County, Texas;

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THENCE leaving the South line of said Lot 3 and along the common line of said Lot 1 and Lot 2, Block A, the following courses and distances to wit:

South 01 degrees 06 minutes 32 seconds West, a distance of 550.61 feet to an iron rod with cap found for the Southeast corner of said Lot 1;

South 78 degrees 42 minutes 58 seconds West, a distance of 130.45 feet to a 5/8-inch iron rod found for the most westerly corner of said Lot 2, same being on the North line of Lot 4, Block A of VISTA RIDGE/MACARTHUR ADDITION, an addition to the City of Lewisville, Denton County, Texas, according to the plat thereof recorded in Cabinet V, Page 230 of the Plat Records of Denton County, Texas;

THENCE leaving the West line of said Lot 2 and along the common line of said Lot 1 and Lot 4, Block A, the following courses and distances to wit:

South 85 degrees 29 minutes 29 seconds West, a distance of 451.67 feet to an iron rod with cap found for the beginning of a tangent curve to the left, having a central angle of 10 degrees 01 minutes 40 seconds, a radius of 315.00 feet, and a chord bearing and distance of South 80 degrees 28 minutes 39 seconds West, 55.06 feet;

Southwesterly with said curve to the left, an arc distance of 55.13 feet to a 5/8-inch iron rod found for corner;

South 75 degrees 27 minutes 49 seconds West, a distance of 356.42 feet to an “X” cut found in the West right-of-way line dedicated to the City of Lewisville, Texas for deceleration lane in MacArthur Boulevard and for the beginning of a non-tangent curve to the right;

THENCE with the West right-of-way line of said Mac Arthur Boulevard, the following courses and distances to wit:

Northwesterly with said curve to the right, through a central angle of 01 degrees 14 minutes 12 seconds, having a radius of 5328.00 feet, and a chord bearing and distance of North 14 degrees 17 minutes 39 seconds West, 115.00 feet, an arc distance of 115.00 feet to a 5/8” iron rod with "KHA" cap set for corner;

North 64 degrees 21 minutes 40 seconds West, a distance of 15.50 feet to a 5/8” iron rod with "KHA" cap set for the beginning of a non-tangent curve to the right;

Northwesterly with said curve to the right, through a central angle of 03 degrees 24 minutes 58 seconds, having a radius of 5340.00 feet, and a chord bearing and distance of North 11 degrees 51 minutes 45 seconds West, 318.34 feet, an arc distance of 318.39 feet to a 5/8” iron rod found for corner;

North 10 degrees 09 minutes 16 seconds West, a distance of 286.04 feet to the POINT OF BEGINNING and containing 14.967 acres (651,957 square feet) of land, more or less.

{10610630;2}

Tract 2: (Easement Estate)

Non-Exclusive easement rights created pursuant to that certain 10 foot x 25 foot Private Utility Easement executed by and between D-F Pacific No. 2, Inc., and Dallas Estancia at Vista Ridge, L.P., dated 11/15/2002, filed 11/22/2002, recorded in Volume 5219, Page 3738, Real Property Records, Denton County, Texas.

{10610630;2}

EXHIBIT B
To Assignment and Assumption of Personal Property, Leases and Service Contracts

INTANGIBLE PERSONAL PROPERTY

[To be attached at Closing]

{10610630;2}

EXHIBIT C
To Assignment and Assumption of Personal Property, Leases and Service Contracts

SPACE LEASES

[To be attached at Closing]

{10610630;2}

EXHIBIT D
To Assignment and Assumption of Personal Property, Leases and Service Contracts

SERVICE CONTRACTS

[To be attached at Closing]

{10610630;2}

EXHIBIT J
TO PURCHASE AND SALE AGREEMENT
List of Personal Property
[See attached]

{10610630;2}

Location	Qty	Item	Model #	Serial #
Clubhouse
	1	Couch
	1	coffee table
	1	Decorative flower w/vase (on coffee table)
	3	Decorative piece on each of the 3 round tables
	1	Wood table
	2	Bar height chairs
	1	Wood cabinet
	2	Leather stools
	1	Wooden game table-located in billards room
	2	Chairs at game table
	2	Tall candle holders w/candles
	5	Deocrative wall pieces
	1	Insignia TV	NS-50L240A13	228LC50MF10AH004613
	3	Round wood tables/ with glass tops
	12	Total chairs (4) at each round table
	4	High back chairs at couch area
	1	touch screen with floor plans
Media Room
	1	Media Projection screen
	1	Projector	HC4000
	1	Popcorn Machine
	1	Wood cabinet for cable boxes & storage
	1	small trash can
	1	IPAD (attached in frame at wall)	A1395	DYTKIHE9DFHW
	1	Suround Sound System	TX-NR414	1065DC52Y3602590Q
	3	Wood tables
	12	chairs (4 at each table)
	8	Movie signs on wall
	1	DVD/Blue Ray Player	DMP-BD87	NG2GD00559
Tanning room
	1	Tanning bed	ProSun V3	NA
	1	Bench
	1	Wall rack
	1	picture on wall
	1	Towel storage cabinet

Billiards Room
	1	Billiards table
	1	Table
	2	Bar height chairs

{10610630;2}    2

	1	XBOX System	1439	285155323243
	5	Pool sticks
	7	Wall art
	1	TV (Samsung)	UN55EH6000FXZA	24NH3CCCB049551J
	3	Leather chairs
	1	Wooden game table
Buisness Center
	1	Picture on wall
	1	Brown Chair
	1	Round table (small)
	1	Lamp
	3	(2) Black chairs (1) Brown (computer chairs)
	1	small trash can
	1	Clock (decorative)
	1	HP Computer	Pavilion 20 All In One PC	3CR2480C64
	1	HP Computer	Pavilion 20 All In One PC	3CR2480C64
	150	Books-assortment
	15	Decorative pieces in shelves
	4	Photo frames
	1	Samsung printer	SL-M2070W\XAA	0706B8KG5C0031K

Leasing Area #1
	1	Secretarial chair
	2	desk chairs
	1	Credenza
	1	Desk
	1	Small trash can
	2	Leather chairs
	1	DELL All in One computer	Inspiron One 2330	HS9BWS1
	1	Wall hanging
	1	Round small table
	1	Lamp
	1	Wall safe/drop box
	2	Glass vases
	1	NEC telephone
Assistant Manager
	1	Lenovo All in One computer	0005US	MJ0415PA
	1	secretarial chair
	2	Desk chairs
	1	lamp
	1	Glass vase
	1	Wall mirror
	1	Credenza

{10610630;2}    3

	1	Desk
	1	small trash can
	3	Metal wall hangings
	1	Brother 8950DW Printer	MFC-8950DW	U63091F4N773040
	1	NEC telephone
Leasing Area #2
	3	3 pience wall hanging
	1	Red lamp
	1	plant
	1	small trash can
	1	Desk
	2	Desk chairs
	1	Secretarial chair
	1	DELL All in One computer	Inspiron One 2330	FQ9BWS1
	1	NEC telephone

Manager Office
	1	Desk
	2	Desk chairs
	1	Credenza
	1	Hutch/cabinet
	1	Secretarial chair
	1	small trash can
	2	Lamp
	1	Glass vase
	1	Lenovo All in One computer	0003US	MJO1FD60
	1	cabinet w/mirror
	1	Glass candle holder
	2	Decorative pieces on cabinet
	2	metal wall hangings
	1	Painting
	2	Decorative pieces on hutch/cabinet
	1	Metal Decorative piece on hutch
	3	boxes on hutch
	1	Brother printer	MFC9460CDN	U62511C4J498135
	1	Large plant
	1	Small wood filing cabinet
Fitness Center
TOT area	1	Sharp TV (on wall)	CC-40LE431U	207750052
	1	DVD Player	C500	E58B1RIC703490V
	2	Toy box
	1	Misc. toys scattered about
	4	Wall art

{10610630;2}    4

Fitness Center
	20	Free weights
	1	SHARP TV	LC-40LE432U	207759739
	1	Life Fitness bench
	1	Life fitness multi station
	3	Vision Treadmills
	1	Vision Elyptical
	1	Vision bike
Hall across from
Fitness	1	Wall art
	2	Iron plant holders-wall
	3	Decorative pieces
	1	Wood table
Gift wrap station
	4	Paper racks attached
	4	Rolls of paper
	1	Ribbon stand
Model #203 B3SR
	1	Living Room couch
	1	round glass coffee table
	2	Bar stools
	1	Desk
	1	Desk chair
	1	credenza cabinet
	1	Dining room table w/ 4 chairs
	1	Wood wall book shelf in dining room
	2	square chests in dining room
	1	Large floor mirror
	1	Bed w/bedding & pillows (master)
	1	Bed w/bedding & pillows (guest)
	1	Tide( Laundry)
	1	Laundry Basket ( Laundry)
	1	Bounce ( Laundry)
	1	Downy ( Laundry)
	2	Yellow Towels ( Laundry)
	2	White Towels ( Laundry)
	4	Grey Towels (Guest Bath)
	3	Stripe Towels (Guest Bath)
	1	White Towel (Guest Bath)
	1	Decorative Vase (Guest Bath)
	1	Plant Holder with Fake Grass (Guest Bath)
	2	Shower Curtains (Guest Bath)
	1	Wall Décor Flowers (Guest Bath)

{10610630;2}    5

1	Shower Curtain with hooks (Master Bath)
3	Grey Towels (Master Bath)
5	White Towels(Master Bath)
1	1 Silver Vase (Master Bath)
1	1 Silver Pot W/Fake Grass (Master Bath)
3	Woven Baskets Hung on Wall (Master Bath)
2	Framed Art Pieces (Master Bath)

1	Book (Master Bedroom)
2	Black Lamps (Master Bedroom)
1	Night Stand (Master Bedroom)
1	Dresser (Master Bedroom)
1	Lady Dancing Art Piece (Master Bedroom)
1	Mirror Art Piece (Master Bedroom)
2	Purple Chairs (Master Bedroom)
2	Silver Curtain Rods (Master Bedroom)
2	Grey Curtains (Master Bedroom)
1	Shaker (Master Bedroom)
2	Martini Glasses W/Rocks (Master Bedroom)
1	Serving Trey (Master Bedroom)
19	Brown Hangers (Master Bedroom)
10	Black Hangers (Guest Bedroom)
2	Purple Curtains (Guest Bedroom)
2	Silver Curtain Rods (Guest Bedroom)
1	Night Stand (Guest Bedroom)
1	Silver/Glass Candle Holder (Guest Bedroom)
1	Purple Vase (Guest Bedroom)
1	Silver Lamp (Guest Bedroom)
2	metal/mirror wall art (Guest Bedroom)
1	Purple /Glass Candle Holder (Kitchen/Dinning Room)
1	Silver/Black Lamp (Kitchen/Dinning Room)
1	Round Silver Framed Mirror (Kitchen/Dinning Room)
18	Art Pieces
1	Framed Art Pieces
1	I Fruit Trey Dinning Table
2	Lanterns on Dinning Table
2	Books (Kitchen/Dinning Room)
12	Vase/Bowls (Kitchen/Dinning Room)
1	Star Art Piece hung on wall in kitchen
2	Coffee Mugs with Beans
1	Evian Water
1	Voss Water
3	Bags Coffee

{10610630;2}    6

	3	Bags Pasta
	1	Metal Strainer
	1	Clock Radio (dining room)
	2	Pear Shaped Décor
	2	Plate Mats
	2	Cups w/Rocks
	2	Bowls W/Noodle Boxes
	2	Plates
	1	Rug (Living Room)
	2	Purple Chairs (Living Room)
	1	Metal Candle Holder (Living Room)
	1	Silver Vase (Living Room)
	1	Large Glass Plant Holder W/Flowers (Living Room)
	2	Silver Candle Holders (Living Room)
	2	Silver Lamps (Living Room)
	1	Silver Art Piece (Living Room)
	4	Couch pilllows (Living Room)
	1	Purple Décor Ball (Living Room)
	2	End Tables (Living Room)
	1	Decoative tray (Living Room)
	1	Silver Lamp (Sunroom)
	1	Silver Vase with Décor inside (Sunroom)
	1	Fake Camera (Sunroom)
	1	Silver Cup Décor (Sunroom)
	2	Curtain Rods (Sunroom)

Office Patio
	2	Chairs
	1	Love Seats
	1	Rectanglular table
	2	round tables
	1	TV Mounted on wall above fireplace
	8	Cushions (red/red w/floral pattern)

Pool
	12	New-Chairs
	3	New-Umbrella tables
	20	New-Chase Lounges
	3	New-Umbrellas
	6	New-Small Tables
Filing/KeyTrak Room		All resident files are maintained in this room
	1	Copystar CS3010i	CS3010i
	1	KeyTrak		KTSFF3W700276

{10610630;2}    7

	1	4 tier wood shelf
	1	Dell all in 1		6CB6DT7JBBFFKG9T8DHV4YP7Y
	1	Lenovo All In 1	0003US	MJ01FD6V
	1	Dell-Used for Gate System	1704FBT
	1	GE Refrigerator	GTH18GCDDRCC	HA809410
	1	Gallaxy Fan
	1	Paper Shredder
	1	Trash can
	2	Office chairs
	1	NEC telephone
Maintenance Shop
	1	Recovery Machine
	1	A/C manifold
	1	Nitrogen tank
	1	Welding kit
	1	Portable HVAC unit
	1	Dehumidifier
	1	Dolly
	1	Key Machine 045HD
	1	Digital Thermometer
	1	37' ladder
	1	12' ladder
	1	Pressure washer
	1	Ozone machine
	1	Flammable cabinet
	1	Ryobi grinder
	1	Settling tank
	1	Leaf blower
	3	water hoses
	2	Easy grabs
	1	Gas can
	1	Dirt shovel
	1	HDK leasing golf cart (red)	201288888
	1	E-zgo gas powered maintenance cart		1257761
Misc. maintenance supplies that include
plumbing, electrical, paint, etc.
	1	E-zgo electric maintenance cart		1456438
	1	E-zgo electric maintenance cart		1257803
	3	Battery chargers

{10610630;2}    8

EXHIBIT K
TO PURCHASE AND SALE AGREEMENT
List of Service Contracts

{10610630;2}

Service Contract Summary – Residential

Enclave at Vista Ridge 3/28/2017

Type of Service	Name of Vendor	Form of Agreement (RAM or Vendor)	Date of Agreement	Contract Start Date	Contract End Date	Cancellation Provision	Cancellation Penalty ($)	Assumption/Transfer Provision	Annual Cost	Billing Cycle (Mo/Qtr/Yr)	Complies with ARA Insurance Requirements	Date COI Expires	Date Last Rebid	Comments
Access Control	Metropolitan Gate	Vendor	N/A	N/A	N/A	N/A	0	No	$3,780	Monthly	Yes	11/1/17	1/2017	No Contract
Answering Service	CallMax	Vendor	N/A	MTM	MTM	30 day	0	No	$1,788	Monthly	N/A	N/A		MTM
Apartment Cleaning	Southwest	Vendor	N/A	N/A	N/A	N/A	0	No	$17,765	As Needed	Yes	4/15/17		No Contract
Bottled Water/Fountain	N/A	N/A	N/A	N/A	N/A	N/A	0	N/A	N/A	N/A	N/A	N/A		N/A
Cable	Time Warner	Vendor	N/A	MTM	MTM	N/A	0	No	$1,200	Quarterly	Yes	1/1/18		
Cabinet/countertop Repairs	Royal Finish	Vendor	N/A	N/A	N/A	N/A	0	No	$2,400	Monthly	Yes	2/17/18		No Contract
Carpet Cleaning/Repairs	Restoration Solutions	Vendor	N/A	N/A	N/A	N/A	0	No	$12,755	Monthly	Yes	1/8/17		No Contract
Carpet Replacement	Redi Carpet	Vendor	N/A	N/A	N/A	N/A	0	No	$62,000	Monthly	Yes	5/18/17		No Contract
Collections	NCS	Vendor	N/A	N/A	N/A	N/A	0	N/A	N/A	N/A	N/A	N/A		
Copier	Copynet	Vendor	12/4/15	12/15/15	12/15/17	30 day	0	No	$3,372	Monthly	N/A	N/A		Auto renewal 1 yr.
Credit/Criminal Checks	First Advantage	Vendor	MTM	MTM	MTM	NA	0	No	$4,700	Monthly	N/A	N/A		Corporate Contract
Chimney/Dryer Vent cleaning	Partners Chimney	Vendor	N/A	N/A	N/A	N/A	0	No	$1,500	Yearly	Yes	11/4/17		No Contract
Data lines/Internet (WiFi)	Time Warner	Vendor	N/A	MTM	MTM	N/A	0	No	See phone	Monthly	N/A	N/A		Included w/ phone
Electricity	Green Mountain	Vendor	N/A	3/24/16	3/23/18	N/A	0	No	$54,720	Monthly	N/A	N/A		Includes resident usage and common area
Fitness Equipment	Comm-Fit	Vendor	N/A	N/A	N/A	N/A	0	No	$1,200	Quartly	Yes	12/6/17		

1

Service Contract Summary – Residential

Enclave at Vista Ridge 3/28/2017

Type of Service	Name of Vendor	Form of Agreement (RAM or Vendor)	Date of Agreement	Contract Start Date	Contract End Date	Cancellation Provision	Cancellation Penalty ($)	Assumption/Transfer Provision	Annual Cost	Billing Cycle (Mo/Qtr/Yr)	Complies with ARA Insurance Requirements	Date COI Expires	Date Last Rebid	Comments
Fire Alarm Service	FLSA	Vendor	N/A	N/A	N/A	N/A	0	No	N/A	N/A	N/A	N/A		See below
Fire Alarm Testing	FLSA	Vendor	N/A	N/A	N/A	N/A	0	No	N/A	N/A	N/A	N/A		See below
Fire Extinguisher Maintenance	N/A	N/A	N/A	N/A	N/A	N/A	0	N/A	N/A	N/A	N/A	N/A		
Fire Sprinkler Maintenance	FLSA	Vendor	N/A	N/A	N/A	N/A	0	No	$12,580	Monthly	Yes	8/19/17		Inspection repairs and monthly
Fire Sprinkler Testing	FLSA	Vendor	N/A	N/A	N/A	N/A	0	No	$10,968	Yearly	Yes	8/19/17		Yearly Inspections test and main.
Gas	Atmos	Vendor	N/A	N/A	N/A	N/A	0	N/A	$1,200	Monthly	N/A	N/A		Pool, Grill
Glass replacement	Ameriscreen	Vendor	N/A	N/A	N/A	N/A	0	No	$1,900	Monthly	Yes	4/15/17		
HVAC Maintenance	In house	N/A	N/A	N/A	N/A	N/A	0	N/A	N/A	N/A	N/A	N/A		
Irrigation*	City of Lewisville	Vendor	N/A	N/A	N/A	N/A	0	N/A	See sewer	N/A	Yes	NA		Included with sewer/water
Janitorial Services	In House	N/A	N/A	N/A	N/A	N/A	0	N/A	N/A	N/A	N/A	N/A		
Landscape – Exterior	Western landscape	Vendor	N/A	3/1/17	2/2/18	NA	0	Yes	$76,570	Monthly	Yes	1/21/18		MTM-Not signed
Landscape – Interior	N/A	N/A	N/A	N/A	N/A	N/A	0	N/A	N/A	N/A	N/A	N/A		
Laundry room-W/D	Coin Mach	Vendor	5/1/13	5/1/13	4/30/20	30 day	0	N/A	N/A	N/A	N/A	N/A		They own their machines
Legal Services	Jackel & Phillips	N/A	N/A	N/A	N/A	N/A	0	No	$3,300	Monthly	N/A	N/A		
Stamp Machine	Pitney Bowes	Vendor	2/10/14	2/10/14	12/9/16	No	0	No	$960	Monthly	N/A	N/A		Notice given 3/17/17
Gate Modem	Door King	Vendor	N/A	N/A	N/A	N/A	0	Yes	$1,200	Quartly	N/A	N/A		Remotes/Fobs

2

Service Contract Summary – Residential

ENCLAVE AT VISTA RIDGE 3/28/2017

Type of Service	Name of Vendor	Form of Agreement (RAM or Vendor)	Date of Agreement	Contract Start Date	Contract End Date	Cancellation Provision	Cancellation Penalty ($)	Assumption/Transfer Provision	Annual Cost	Billing Cycle (Mo/Qtr/Yr)	Complies with ARA Insurance Requirements	Date COI Expires	Date Last Rebid	Comments
Locator	Misc. Locators	Vendor	N/A	N/A	N/A	N/A	0	No	$21,738	Monthly	N/A	N/A		No Contracts
Marketing-Internet	Zillow	Vendor	N/A	MTM	MTM	N/A	0	N/A	$300	Monthly	N/A	N/A		Corp. contract
Marketing-Internet Advertising	Apartment Guide	Vendor	9/9/2014	10/1/14	12/31/14	60 day	0	No	$1319	Monthly	N/A	N/A		60 day notice required
Marketing-Internet Advertising	Apartments.com	Vendor	1/1/15	1/1/15	12/31/15	30	0	No	$435	Monthly	N/A	N/A		Auto renewal
Marketing-Internet Online Rent Payment	Rent Café	Vendor	N/A	N/A	N/A	N/A	0	No	$1398	Monthly	N/A	N/A		Corp Contract-Yardi is included with this amount
Marketing-Internet Updates	Rent Café	Vendor	N/A	N/A	N/A	N/A	0	No		Monthly	N/A	N/A		Corp Contract
Marketing-Referrals	N/A	N/A	N/A	N/A	N/A	N/A	0	N/A	N/A	N/A	N/A	N/A		
Office Alarm	SAS	Vendor	12/18/12	12/1/16		30 days	0	No	$377	Yearly	Yes	5/3/17		Auto Renewal
Painting-Apt Interiors	Southwest	Vendor	N/A	N/A	N/A	N/A	0	No	$55,300	Monthly	Yes	4/15/17		
Parking Lot – Sweeping	In House	N/A	N/A	N/A	N/A	N/A	0	N/A	N/A	N/A	N/A	N/A		
Parking Lot – Snow Removal	NA	N/A	N/A	N/A	N/A	N/A	0	N/A	N/A	N/A	N/A	N/A		
Pool Maintenance	In House	N/A	N/A	N/A	N/A	N/A	0	N/A	N/A	N/A	N/A	N/A		
Pest Control-general	Green forest	Vendor	2/9/15	2/9/15	MTM	30 days	0	No	$10,596	Monthly	Yes	12/31/17		Auto renewal
Pest Control-termites	N/A	N/A	N/A	N/A	N/A	N/A	0	No	N/A	N/A	N/A	N/A		
Pet waste removal	In House	N/A	N/A	N/A	N/A	N/A	0	No	N/A	N/A	N/A	N/A		
Rent Optimization Services	Yieldstar (Realpage)	Vendor	N/A	N/A	N/A	N/A	0	No	$	Monthly	N/A	N/A		Corp Contract
Resurfacing Tubs/Sinks	Royal Finish	Vendor	N/A	N/A	N/A	N/A	0	No	$600	Monthly	Yes	2/1/17		

3

Service Contract Summary – Residential

ENCLAVE AT VISTA RIDGE 3/28/2017

Type of Service	Name of Vendor	Form of Agreement (RAM or Vendor)	Date of Agreement	Contract Start Date	Contract End Date	Cancellation Provision	Cancellation Penalty ($)	Assumption/Transfer Provision	Annual Cost	Billing Cycle (Mo/Qtr/Yr)	Complies with ARA Insurance Requirements	Date COI Expires	Date Last Rebid	Comments
Security	N/A	N/A	N/A	N/A	N/A	N/A	0	No	N/A	N/A	N/A	N/A		
Security-keys	KeyTrak	Vendor	10/3/14	1/31/15	1/30/20	45 days	0	No	$1,671	Monthly	Yes	7/30/17		Auto Renewal
Sewer*	City of Lewisville	Vendor	N/A	MTM	MTM	N/A	0	No	$110,400	N/A	Yes	N/A		Included with irrigation/water
Telephone	AT&T	Vendor	N/A	N/A	MTM	N/A	0	No	$14772	Monthly	N/A	N/A		
Towing	Southwest Tow	Vendor	N/A	N/A	N/A	N/A	0	No	No	N/A	N/A	N/A		
Trash Recycling#	Waste Management	Vendor	3/20/15	N/A	Auto Renewal	N/A	0	No	See Waste	Monthly	N/A	1/1/18		Included with Waste
Uniforms	ICO/T&T	Vendor	N/A	N/A	N/A	N/A	0	No	$5,700	Quartly	N/A	N/A		Corp Contract
Utility Billing	APEX	Vendor	N/A	N/A	N/A	N/A	0	No	$10,860	Monthly	N/A	N/A		Corp Contract
Vinyl	Redi Carpet	Vendor	N/A	N/A	N/A	N/A	0	No	$2,400	Monthly	Yes	5/28/17		
Waste Removal#	Waste Management	Vendor	11/1/12	N/A	8/19/18	N/A	0	No	$16,200	Monthly	Yes	1/1/18		Recycle included with-Auto renewal
Water*	City of Lewisville	Vendor	N/A	MTM	MTM	N/A	0	No	See Sewer	N/A	Yes	N/A		Included with sewer/irrigation
Valet Trash	Waste Watchers	Vendor	N/A	Called			0	No	$34,000	Monthly	Yes	5/17/17		Corp Contract

Note: This is not an exhaustive list, include all contracts.

4

EXHIBIT L
TO PURCHASE AND SALE AGREEMENT
Rent Roll
[INTENTIONALLY OMITTED]

{10610630;2}

EXHIBIT M
TO PURCHASE AND SALE AGREEMENT
Form of Purchaser’s Certificate
CERTIFICATE OF PURCHASER
CERTIFICATION OF REPRESENTATIONS AND WARRANTIES OF PURCHASER
THIS CERTIFICATION OF REPRESENTATIONS AND WARRANTIES OF PURCHASER (this “Certification”) is made as of the _____ day of _______, 2017, _______________________, a __________________ (“Purchaser”).

W I T N E S S E T H :

WHEREAS, _________ entered into that certain Purchase and Sale Agreement, dated as of __________, 2016, with PAC Enclave At Vista Ridge, LLC, a Delaware limited liability company (“Seller”), which agreement was assigned to Purchaser by _________ (as assigned, the “Agreement”), with respect to the sale and purchase of improved property (the “Property”) situated in Denton County, Texas and more commonly known as the Enclave At Vista Ridge Apartments consisting of a total of 300 rental apartment units; and

WHEREAS, in accordance with the terms of the Agreement, Purchaser is required to reaffirm and certify certain representations and warranties made in the Agreement.

NOW, THEREFORE, Purchaser hereby certifies that the representations and warranties made by Purchaser in Section 4.3 of the Agreement are true, correct and complete, in all material respects, and so remain true, correct and complete, in all material respects, as of the date hereof.

IN WITNESS WHEREOF, Purchaser has executed this Certification under seal, the day and year first above written.
PURCHASER:

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SCHEDULE 4.4(II)

None

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